UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

CLEAR SKIES SOLAR, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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CLEAR SKIES SOLAR, INC.

200 OLD COUNTRY ROAD, SUITE 610
MINEOLA, NY 11501-4241
TELEPHONE:  (516) 282-7652

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The annual meeting of the stockholders of Clear Skies Solar, Inc. (the “Company”) will be held on March 10, 2010, at 10:00 a.m. at 200 Old Country Road, Lower Level, Mineola, NY 11501-4241 for the purposes of:

1.	Electing the three (3) Directors nominated by the Company to hold office until the next annual meeting of stockholders;
2.	To vote on a proposal to approve an amendment to our certificate of incorporation to increase our authorized shares of common stock from 100,000,000 to 300,000,000;
3.	To vote on a proposal to approve the Company’s 2009 Equity Incentive Plan and the grant of 1,200,000 common stock purchase options thereunder;
4.	To vote on a proposal to approve the Company’s 2008 Equity Incentive Plan and the grant of 2,500,000 common stock purchase options thereunder; and
5.	Transacting such other business as may properly come before the meeting or any adjournments thereof.

Only stockholders of record at the close of business on January 12, 2010, will be entitled to attend and vote at the meeting. A list of all stockholders entitled to vote at the annual meeting, arranged in alphabetical order and showing the address of and number of shares held by each stockholder, will be available at the principal office of the Company during usual business hours, for examination by any stockholder for any purpose germane to the annual meeting for 10 days prior to the date thereof.  The proxy materials will be mailed to stockholders on or about ________, 2010.

Under rules recently adopted by the Securities and Exchange Commission, we are now furnishing proxy materials on the Internet, at www.shareholdermaterial.com/cskh, in addition to mailing paper copies of the materials to each stockholder of record. Instructions on how to access and review the proxy materials can be found on the proxy card or voting instruction form sent to stockholders of record.

By Order of the Board of Directors /s/ Ezra J. Green Chairman & Chief Executive Officer

WHETHER OR NOT YOU PLAN ON ATTENDING THE MEETING IN PERSON, TO ENSURE THAT YOUR VOTE IS COUNTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE.

CLEAR SKIES SOLAR, INC.

200 OLD COUNTRY ROAD, SUITE 610

MINEOLA, NY 11501-4241

TELEPHONE:  (516) 282-7652

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 10, 2010

SOLICITATION OF PROXIES

The enclosed proxy is solicited by the Board of Directors of Clear Skies Solar, Inc., a Delaware corporation (the “Company”, “we”, “us”, or “our”), for use at the annual meeting of the Company’s stockholders to be held at 200 Old Country Road, Lower Level, Mineola, New York on March 10, 2010, at 10:00 a.m. and at any adjournments thereof. Whether or not you expect to attend the meeting in person, please vote your shares as promptly as possible to ensure that your vote is counted. The proxy materials will be mailed to stockholders on or about _______, 2010.

REVOCABILITY OF PROXY AND SOLICITATION

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the annual meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the annual meeting a written notice of revocation or a later-dated, properly executed proxy. Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile transmittal or electronic communications. No additional compensation will be paid for any such services. This solicitation of proxies is being made by the Company which will bear all costs associated with the mailing of this proxy statement and the solicitation of proxies.  In addition, the Company may retain an outside firm to solicit proxies from stockholders and, if such a firm is retained, the Company will pay the expenses in connection therewith.

INTERNET AVAILABILITY OF PROXY MATERIALS

Under rules recently adopted by the Securities and Exchange Commission, we are now furnishing proxy materials on the Internet, at www.shareholdermaterial.com/cskh, in addition to mailing paper copies of the materials to each stockholder of record. Instructions on how to access and review the proxy materials can be found on the proxy card or voting instruction form sent to stockholders of record.

RECORD DATE

Only stockholders of record at the close of business on January 12, 2010, will be entitled to receive notice of, attend and vote at the meeting.

ACTION TO BE TAKEN UNDER PROXY

Unless otherwise directed by the giver of the proxy, the persons named in the form of proxy, namely, Ezra J. Green, our Chief Executive Officer and Chairman, and Arthur L. Goldberg, our Chief Financial Officer, or either one of them who acts, will vote:

•

FOR the election of the persons named herein as nominees for directors of the Company, for a term expiring at the 2010 annual meeting of stockholders (or until successors are duly elected and qualified);

•	FOR approval of an amendment to our certificate of incorporation to increase our authorized shares of common stock from 100,000,000 to 300,000,000;

•	FOR approval of the Company’s 2009 Equity Incentive Plan and the grant of 1,200,000 common stock purchase options thereunder;

•	FOR approval of the Company’s 2008 Equity Incentive Plan and the grant of 2,500,000 common stock purchase options thereunder; and

•	According to their judgment, on the transaction of such matters or other business as may properly come before the meeting or any adjournments thereof.

Should any nominee named herein for election as a director become unavailable for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his stead as may be designated by the Board of Directors. The Board of Directors is not aware of any reason that might cause any nominee to be unavailable.

WHO IS ENTITLED TO VOTE; VOTE REQUIRED; QUORUM

As of December 24, 2009, there were 67,697,432 shares of common stock issued and outstanding, and 400,000 shares of preferred stock (convertible after May 31, 2010 into 4,000,000 shares of common stock) outstanding, which constituted all of the outstanding capital stock of the Company.  The Company anticipates that the number of shares of capital stock outstanding as of the record date will be approximately the same. Holders of common stock are entitled to one vote for each share of common stock held by them and holders of preferred stock are not entitled to vote.

A majority of the votes represented by the outstanding shares (estimated to be 33,848,717 shares), present in person or represented by proxy, will constitute a quorum at the meeting. For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the annual meeting in person or by proxy and who abstain, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, are considered stockholders who are present and entitled to vote and are counted towards the quorum.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received such instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. Our proposal at this meeting with respect to amending our articles of incorporation to increase our authorized shares of common stock is considered a “routine” matter, so brokers are entitled to vote uninstructed shares with respect to this proposal. Our proposals for election of directors, approval of our 2009 Equity Incentive Plan and 2008 Equity Incentive Plan, and the respective grants of common stock purchase options thereunder, are considered non-routine matters, so brokers are not entitled to vote on such matters, unless they receive voting instructions from their customers.

Under Delaware state law and provisions of the Company’s Certificate of Incorporation and By-Laws, as amended, the vote required for the election of directors is a plurality of the votes of the issued and outstanding shares of voting stock present in person or represented by proxy at the annual meeting of stockholders and entitled to vote on the election of directors. This means that the nominees who receive the most votes will be elected to the open director positions. Abstentions, broker non-votes and other shares that are not voted in person or by proxy will not be included in the vote count to determine if a plurality of shares voted in favor of each nominee. The affirmative vote of a majority of the votes of the issued and outstanding shares of voting stock present at the meeting and entitled to vote on each matter is required to approve the Company’s 2008 Equity Incentive Plan and 2009 Equity Incentive Plan and the respective stock option grants thereunder. The affirmative vote of a majority of the votes of the issued and outstanding shares of voting stock as of the record date is required to approve the amendment to our Certificate of Incorporation to increase our authorized shares of common stock from 100,000,000 to 300,000,000.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving these materials?

Clear Skies Solar, Inc. has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at the annual meeting of stockholders to be held on March 10, 2010, at 10:00 a.m. local time at 200 Old Country Road, Lower Level, Mineola, NY.  These materials describe the proposals on which the Company would like you to vote and also give you information on these proposals so that you can make an informed decision. We are mailing our proxy materials to all stockholders of record entitled to vote at the annual meeting on or about ____, 2010.

In this proxy statement, Clear Skies Solar, Inc. is referred to as “the Company,” “we,” “us” or “our”.

What is included in these materials?

These materials include:

•

this proxy statement for the annual meeting;

•

the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, as filed with the SEC on May 15, 2009, and the Company’s amendment No. 1 to its Annual Report on Form 10-K/A, as filed with the SEC on July 20, 2009; and

•

the proxy card.

What is the proxy card?

The proxy card enables you to appoint Ezra Green, our Chief Executive Officer and Chairman, and Arthur L. Goldberg, our Chief Financial Officer, as your representative at the annual meeting. By completing and returning a proxy card, you are authorizing these individuals to vote your shares at the annual meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the annual meeting.

What items will be voted on?

You are being asked to vote on:

•

Electing the three (3) Directors nominated by the Company to hold office until the next annual meeting of stockholders;

•

A proposal to approve an amendment to our certificate of incorporation to increase our authorized shares of common stock from 100,000,000 to 300,000,000;

•

A proposal to approve the Company’s 2009 Equity Incentive Plan and the grant of 1,200,000 common stock purchase options thereunder; and

•

A proposal to approve the Company’s 2008 Equity Incentive Plan and the grant of 2,500,000 common stock purchase options thereunder.

We will also transact any other business that properly comes before the annual meeting.

How does the Board of Directors recommend that I vote?

Our Board of Directors unanimously recommends that you vote your shares FOR Proposal No. 1 (to elect each of the three persons nominated for director), FOR Proposal No. 2 (to approve an amendment to our certificate of incorporation to increase our authorized shares of common stock from 100,000,000 to 300,000,000), FOR Proposal No. 3 (to approve the Company’s 2009 Equity Incentive Plan and the grant of 1,200,000 common stock purchase options thereunder), and FOR Proposal No. 4 (to approve the Company’s 2008 Equity Incentive Plan and the grant of 2,500,000 common stock purchase options thereunder).

Who can vote at the annual meeting of stockholders?

On December 24, 2009, there were 67,697,432 shares of common stock outstanding, held by 104 holders of record and 400,000 shares of preferred stock convertible into 4,000,000 shares of common stock after May 31, 2010 were outstanding and held by 8 holders of record.  Only stockholders of record of our common stock at the close of business on January 12, 2010 are entitled to receive notice of, to attend, and to vote at the annual meeting. Each share is entitled to one vote. All shares of common stock shall vote together as a single class.  Information about the stockholdings of our directors and executive officers is contained in the section of this proxy statement entitled “Security Ownership of Certain Beneficial Owners and Management” on page 9 of this proxy statement.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially in street name.

Stockholder of Record

If on January 12, 2010, your shares were registered directly in your name with our transfer agent, Action Stock Transfer Corp., you are considered a stockholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.  As the stockholder of record, you have the right to direct the voting of your shares by returning the proxy card to us. Whether or not you plan to attend the annual meeting, please complete, date, sign and return a proxy card to ensure that your vote is counted.

Beneficial Owner of Shares Held in Street Name

If on January 12, 2010, your shares were held in an account at a brokerage firm, bank, broker-dealer, or other nominee holder, then you are considered the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As the beneficial owner, you have the right to direct that organization on how to vote the shares held in your account. However, since you are not the stockholder of record, you may not vote these shares in person at the annual meeting unless you receive a valid proxy from the organization. You will receive a vote instruction form.

How do I vote?

Stockholders of Record.  If you are a stockholder of record, you may vote by any of the following methods:

•	By Mail. You may vote by completing, signing, dating and returning your proxy card in the pre-addressed, postage-paid envelope provided.
•	In Person. You may attend and vote at the annual meeting. The Company will give you a ballot when you arrive.

Beneficial Owners of Shares Held in Street Name.  If you are a beneficial owner of shares held in street name, you may vote by any of the following methods:

•	By Mail. You may vote by proxy by filling out the vote instruction form and returning it in the pre-addressed, postage-paid envelope provided.
•	In Person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the annual meeting, you must obtain a legal proxy from the organization that holds your shares.

What if I change my mind after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the annual meeting. You may vote again on a later date by signing and returning a new proxy card or vote instruction form with a later date, or by attending the annual meeting and voting in person. However, your attendance at the meeting will not automatically revoke your proxy unless you vote again at the meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Corporate Secretary at 200 Old Country Road, Suite 610, Mineola, NY 11501-4241 a written notice of revocation prior to the annual meeting.

Please note, however, that if your shares are held of record by an organization, you must instruct them that you wish to change your vote by following the procedures on the voting form provided to you by the organization. If your shares are held in street name, and you wish to attend the annual meeting and vote at the annual meeting, you must bring to the annual meeting a legal proxy from the organization holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

How are proxies voted?

All valid proxies received prior to the annual meeting will be voted. All shares represented by a proxy will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.

What happens if I do not give specific voting instructions?

Stockholders of Record.  If you are a stockholder of record and you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the annual meeting.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters.

How many votes are required to approve the proposals to be presented at the annual meeting?

The affirmative vote of a plurality of the votes cast at the meeting of the stockholders by the holders of shares of common stock entitled to vote in the election are required to elect each director.  This means that the nominees who receive the most votes will be elected to the open director positions, to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. The affirmative vote of a majority of common shares present at the meeting and entitled to vote on each matter is required to approve the Company’s 2009 Equity Incentive Plan, and the stock option grants thereunder, and the Company’s 2008 Equity Incentive Plan, and the stock option grants thereunder. The affirmative vote of a majority of the issued and outstanding shares of common stock as of the record date is required to approve the amendment to our certificate of incorporation to increase our authorized shares of common stock from 100,000,000 to 300,000,000.

Is my vote kept confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

  •   as necessary to meet applicable legal requirements;

  •   to allow for the tabulation and certification of votes; and

  •   to facilitate a successful proxy solicitation.

Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board.

Where do I find the voting results of the annual meeting?

We will announce voting results at the annual meeting and also on a Current Report on Form 8-K which we will file with the Securities and Exchange Commission within four business days of the meeting.

Who can help answer my questions?

You can contact our corporate headquarters, at Clear Skies Solar, Inc., 200 Old Country Road, Suite 610, Mineola, NY 11501-4241, or by sending a letter to Arthur L. Goldberg, our Secretary, with any questions about the proposal described in this proxy statement or how to execute your vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of December 24, 2009 by:

•	each person known by us to beneficially own more than 5% of our common stock (based solely on our review of SEC filings);
•	each of our directors and nominees for director;
•	each of our named executive officers listed in the table entitled “Summary Compensation Table” under the section “Executive Compensation” below; and
•	all of our directors and executive officers as a group.

The percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of, with respect to the security. Except as indicated in the footnotes to this table, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned and each person’s address is c/o Clear Skies Solar, Inc., unless otherwise indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class(1)

5% Stockholders: KHG Trust 672 Dogwood Ave., Ste 106 Franklin Square, NY 11010	6,020,000		8.9%

Directors and Named Executive Officers:
Ezra J. Green	1,116,667	(2)	1.7%
Robert L. Dockweiler	250,027	(3)	*
Arthur L. Goldberg	1,156,020	(4)	1.7%
Joshua M. Goldworm	442,917	(5)	*
Pamela Newman	252,218	(6)	*
William O’Connor	366,303	(7)	*
Thomas J. Oliveri	490,625	(8)	*
Gelvin Stevenson	330,035	(9)	*
All directors and executive officers as a group (8 persons)	4,404,812	(2)(3)(4)(5)(6)(7)(8)(9)	6.1%

* Less than 1%.

(1)

Shares of common stock beneficially owned and the respective percentages of beneficial ownership of common stock assumes the exercise of all options, warrants and other securities convertible into common stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of December 24, 2009. Shares issuable pursuant to the exercise of stock options and warrants exercisable within 60 days are deemed outstanding and held by the holder of such options or warrants for computing the percentage of outstanding common stock beneficially owned by such person, but are not deemed outstanding for computing the percentage of outstanding common stock beneficially owned by any other person. As of December 24, 2009, there were 67,697,432 shares of our common stock outstanding.

(2)

Includes various shares of our common stock issuable upon exercise of options that are vested or exercisable within 60 days in amounts and at exercise prices as follows: 141,667 shares at $.352, 125,000 shares at $.132 and 850,000 shares at $0.09. Does not include certain shares of our common stock issuable upon exercise of options that will not vest within 60 days with amounts and at exercise prices as follows: 375,000 shares at $.132, and 283,333 shares at $.352.

(3)

Includes 28,750 shares of our common stock issuable upon exercise of options that are vested with an exercise price of $.12 per share, 15,000 shares at $.32 and 90,000 shares at $.09. Does not include certain shares of our common stock issuable upon exercise of options that will not vest within 60 days with amounts and at exercise prices as follows: 30,000 shares at $.32 and 86,250 shares at $.12.

(4)

Includes 314,284 shares issuable upon conversion of outstanding convertible promissory notes and 314,284 shares issuable upon exercise of outstanding warrants.  Also includes various shares of our common stock issuable upon exercise of options that are vested or exercisable within 60 days in amounts and at exercise prices as follows: 128,125 shares at $.12, 54,167 shares at $.32 and 325,000 shares at $.09. Does not include certain shares of our common stock issuable upon exercise of options that will not vest within 60 days with amounts and at exercise prices as follows: 108,333 shares at $.32 and 384,375 shares at $.12

(5)

Includes various shares of our common stock issuable upon exercise of options that are vested or exercisable within 60 days in amounts and at exercise prices as follows: 116,250 shares at $.12, 31,667 shares at $.32 and 190,000 shares at $.09. Does not include certain shares of our common stock issuable upon exercise of options that will not vest within 60 days with amounts and at exercise prices as follows: 63,333 shares at $.32 and 348,750 shares at $.12.

(6)

Includes 90,000 shares of our common stock issuable upon exercise of options that are exercisable within 60 days at an exercise price of $.13, 30,000 shares at $.2725 and 55,000 shares at $.12. Does not include certain shares of our common stock issuable upon exercise of options that will not vest within 60 days with amounts and at exercise prices as follows: 60,000 shares at $.2725 and 165,000 shares at $.12.

(7)

Includes 90,000 shares of our common stock issuable upon exercise of options that are exercisable within 60 days at an exercise price of $.09, 15,000 shares at $.32 and 28,750 shares at $.12. Does not include certain shares of our common stock issuable upon exercise of options that will not vest within 60 days with amounts and at exercise prices as follows: 30,000 shares at $.32 and 86,250 shares at $.12.

(8)

Includes 300,000 shares of our common stock issuable upon exercise of options that are exercisable within 60 days at an exercise price of $.09, 62,500 shares at $.32 and 128,125 shares at $.12. Does not include certain shares of our common stock issuable upon exercise of options that will not vest within 60 days with amounts and at exercise prices as follows: 125,000 shares at $.32 and 384,375 shares at $.12.

(9)

Includes 90,000 shares of our common stock issuable upon exercise of options that are exercisable within 60 days at an exercise price of $.13 per share, 30,000 shares at $.2725 and 55,000 shares at $.12. Does not include certain shares of our common stock issuable upon exercise of options that will not vest within 60 days with amounts and at exercise prices as follows: 60,000 shares at $.2725 and 165,000 shares at $.12.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires our executive officers and directors, and persons who beneficially own more than 10% of our equity securities, to file reports of ownership and changes in ownership with the SEC. Such officers, directors and greater than 10% stockholders also are required by rules promulgated by the SEC to furnish the Company with copies of all Section 16(a) forms they file.  Based solely on our review of copies of such reports and representations from our executive officers and directors, we believe that our executive officers and directors complied with all Section 16(a) filing requirements during the year ended December 31, 2008.

PROPOSAL 1 — ELECTION OF DIRECTORS

Information about the Nominees

Our By-laws currently specify that the number of directors shall be at least one and no more than 15 persons, unless otherwise determined by a vote of the majority of the Board of Directors.  Our Board of Directors currently consists of three (3) persons and all of them have been nominated by the Company to stand for re-election. Each director is elected or nominated to the Board of Directors until the following annual meeting of stockholders and until his or her successor has been elected and qualified or until the director’s earlier resignation or removal.

The following table shows for each nominee his or her age, his or her principal occupation for at least the last five years, his or her present position with the Company, the year in which he or she was first elected or appointed as director (each serving continuously since first elected or appointed), and his or her directorships with other companies whose securities are registered with the SEC.

Name	Age	Position
Ezra J. Green	48	Chief Executive Officer and Chairman
Pamela Newman, Ph.D. (1)	61	Director
Gelvin Stevenson, Ph.D. (1)	47	Director

_____________________________________

(1) Member of our Compensation Committee.

The biographies below include information related to service by the persons below to Clear Skies Solar, Inc. and our subsidiary, Clear Skies Group, Inc. On December 20, 2007, a wholly-owned subsidiary of ours completed a merger with and into a private company, Clear Skies Group, Inc., with Clear Skies Group, Inc. (the private company) being the surviving company and becoming a wholly-owned subsidiary of ours. Upon closing of the merger, we discontinued our former business and succeeded to the business of Clear Skies Group, Inc. as our sole line of business.

Ezra J. Green. Ezra Green has been our Chief Executive Officer and Chairman since the consummation of our merger on December 20, 2007. Ezra Green has been involved with renewable energy companies for seven years and founded Clear Skies Group, Inc. in 2003. Prior to launching Clear Skies Group, Inc., Mr. Green was a successful entrepreneur who founded TAL Design & Construction in 1990, a general contracting firm. Mr. Green has 25 years experience in the construction business, including those in which he led TAL Design & Construction to top rankings for excellence and customer satisfaction in The Franklin Report. TAL Design & Construction consulted on interior design and performed high-end commercial and residential construction in New York City and Long Island. Mr. Green began his career as a software engineer and programmer.

Pamela J. Newman, PhD. Pamela J. Newman joined our board of directors upon consummation of our merger on December 20, 2007 and was a member of Clear Skies Group, Inc.’s board of directors since October 2005. Dr. Newman has been an Executive Vice President at AON Corporation, specializing in Fortune 500 international clients, since 1991. Before joining AON, Dr. Newman worked for Marsh & McLennan from 1979 to 1991 and, before that, she worked for Peat, Marwick, Mitchell & Co. from 1975 to 1979. Dr. Newman is a member of the board of directors of the publicly listed Ivivi Technologies, Inc. and also serves on the boards of several private companies, including RKO Pictures and Interactive Metronome. Dr. Newman serves on the Medical Center Advisory Board of the New York Hospital-Cornell Medical Center and on the Board of the McGowan Transplant Center, the Brain Trauma Foundation and American ORT. Dr. Newman also serves on the Board of Trustees of The American University of Paris, the Corporate Board of Carnegie Hall and the Associate Committee of The Julliard School and is a Fellow of the Foreign Policy Association. Dr. Newman has co-authored two books; “Organizational Communications” and “Behind Closed Doors; A Guide to Effective Meetings.” Dr. Newman earned her Bachelor of Arts, Master of Arts, and Ph.D. from the University of Michigan and serves on the Horace Rackham University of Michigan Graduate School Board of Advisors.

Gelvin Stevenson, PhD. Gelvin Stevenson joined our board of directors upon consummation of our merger on December 20, 2007 and has been a member of Clear Skies Group, Inc.’s board of directors since August 2005. Dr. Stevenson has been Clear Skies Group, Inc.’s Treasurer since March 2007 and was also appointed Secretary in August 2007. Dr. Stevenson is an economist and served as an Adjunct Professor of Environmental Economics at Cooper Union and Pratt Institute in 2004 and 2006, respectively. Dr. Stevenson is a Program Director for the Center for Economic and Environmental Partnership (since 2002), consults for the clean energy industry and has organized numerous financing forums for start-up clean energy companies. Dr. Stevenson has been an Investment Consultant to the Oneida Tribe of Indians of Wisconsin for over 12 years, and served as Director of Investment Responsibility for the NYC Comptroller’s Office in 1992, when it managed over $40 billion in pension funds. Dr. Stevenson was Economic and Corporate Finance Editor at Business Week magazine from 1977 to 1984, and his writings have appeared in the Business and the Real Estate Sections of the New York Times, New York Magazine and elsewhere. Dr. Stevenson formerly held a Series 7 securities license and is currently a Public Arbitrator for the Financial Industry Regulatory Authority (formerly NASD). Dr. Stevenson holds a Bachelor of Arts from Carleton College and both a Master of Arts and a Ph.D. from Washington University in St. Louis.

There are no family relationships among our directors and executive officers.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF ITS NOMINEES.

Board Committees

Our Board of Directors has only one standing committee (a compensation committee which does not meet the requirements of a compensation committee for the purposes of our 2007, 2008 or 2009 Equity Incentive Plans). Our compensation committee, comprised of Dr. Newman and Dr. Stevenson, was constituted on February 6, 2008, and did not meet during the year ended December 31, 2008. Dr. Newman and Dr. Stevenson are “independent” as such term is defined under and required by the federal securities laws and the rules of The NASDAQ Stock Market.  We expect our Board of Directors, in the future, to appoint an audit committee, a nominating committee and a compensation committee that meets the requirements of our 2007, 2008 and 2009 Equity Incentive Plans, and to adopt charters relative to each such committee. We intend to appoint such persons to committees of the Board of Directors as are expected to be required to meet the corporate governance requirements imposed by a national securities exchange, although we are not required to comply with such requirements until we elect to seek listing on a national securities exchange.

Director Nominations

Part of the Board of Directors’ duties is to screen and nominate candidates considered for election to our Board of Directors.  In this capacity, it concerns itself with the composition of the Board with respect to depth of experience, balance of professional interests, required expertise and other factors. The Board of Directors evaluates prospective nominees identified on its own initiative or referred to it by management, stockholders or external sources and all self-nominated candidates. The Board of Directors uses the same criteria for evaluating candidates nominated by stockholders and self-nominated candidates as it does for those proposed by management and search companies.

Stockholders who wish to recommend a candidate for election to the Board of Directors may submit such nominations pursuant to timely notice in writing. To be timely, a stockholder's notice shall be delivered to or mailed and received at our principal executive offices, not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is changed by more than 30 days from such anniversary date, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure was made. Such stockholder's notice shall set forth (a) as to the proposed candidate, the name, contact information, background, experience and other pertinent information; (b) as to the stockholder giving the notice (i) the name and address, as they appear on the books of the Company, of such stockholder and (ii) the class and number of shares which are beneficially owned by such stockholder and also which are owned of record by such stockholder; and (c) as to the beneficial owner, if any, on whose behalf the nomination is made, (i) the name and address of the beneficial owner and (ii) the class and number of shares of the Company which are beneficially owned by the beneficial owner.

Meetings of the Board of Directors and Committees

During the fiscal year ended December 31, 2008, the Board held 11 meetings and acted by written consent on 7 occasions, and the Compensation Committee did not meet. Each incumbent director attended or participated in 75% or more of the aggregate number of meetings of the Board on which he or she served during the fiscal year.

Policy Regarding Attendance at Annual Meetings of Stockholders

Our Board of Directors has adopted a policy which states that each director is expected to attend annual meetings of its stockholders. We expect that all of them will attend this year’s annual meeting.

Director Compensation Table—Fiscal 2008

The following table summarizes the compensation awarded during the fiscal year ended December 31, 2008 to our directors nominated for reelection who are not named executive officers in the summary compensation table under “Executive Compensation” below:

Name	Fees Earned or Paid in Cash	Option Awards	Total
Pamela Newman, Ph.D.	$5,750	$127,800	$133,550
Gelvin Stevenson, Ph.D.	$6,250	$127,800	$134,050

Narrative Disclosure to Director Compensation Table

The table entitled “Director Compensation Table - Fiscal 2008” above quantifies the value of the different forms of compensation of each of the directors for services rendered during fiscal 2008. The primary elements of each director’s total compensation reported in the table are cash fees earned and stock option awards.

On May 1, 2008 the Board of Directors adopted the Clear Skies Solar, Inc. 2008 Non-Employee Director Compensation Plan pursuant to which, as amended on November 12, 2008, options to purchase up to one million shares of common stock may be granted to non-employee directors of the Company.  All options must be at the fair market value on the date of grant and expire no later than ten years from the date of grant.  Non-qualified stock options under the Internal Revenue Code of 1986, as amended (the “Code”), were granted to each of Dr. Newman and Dr. Stevenson to purchase 90,000 shares at $0.2725 per share on November 12, 2008, additional options to purchase 220,000 shares at $.12 per share were granted to each of them on March 17, 2009 and on July 29, 2009 each were granted an option to purchase 90,000 shares at $.13 per share. In addition, this Plan provides for the payment of $750 to each non-employee director for attending in person each meeting of the Board or any committee thereof and $500 if such attendance is via conference telephone.  We also reimburse our Directors for reasonable expenses incurred in connection with their services as Directors.

Code of Ethics

Our Board of Directors has adopted a code of conduct and ethics that establishes the standards of ethical conduct applicable to all directors, officers and employees of our company. The code addresses, among other things, conflicts of interest, compliance with disclosure controls and procedures, and internal control over financial reporting, corporate opportunities and confidentiality requirements. Our code of ethics has been filed as an exhibit to our Form 10-K for the year ended December 31, 2008, filed with the SEC on May 15, 2009. There were no amendments or waivers to this code in fiscal 2008.

Stockholder Communication with Directors

Our Board of Directors has established procedures for stockholders or other interested parties to send communications to the Board of Directors. Stockholders who wish to communicate with the Board of Directors or with specified members of the Board of Directors should do so by sending any communication to Clear Skies Solar, Inc., 200 Old Country Road, Suite 610, Mineola, NY 11501, Attention: Secretary.

EXECUTIVE OFFICERS

The following table sets forth information regarding our executive officers.  Officers are elected annually by the Board of Directors and serve at the discretion of the Board.

Name	Age	Position
Ezra J. Green	48	Chief Executive Officer and Chairman
Robert L. Dockweiler, Jr.	48	Director of Engineering
Arthur L. Goldberg	70	Chief Financial Officer, Vice President, Secretary and Treasurer
Joshua M. Goldworm	29	Vice President—Business Development
William O’Connor	45	Vice President—Operations
Thomas J. Oliveri	50	President and Chief Operating Officers

Information pertaining to Mr. Green, who is both a director and an executive officer of the Company, may be found in the section entitled “Information about the Nominees.”

Robert L. Dockweiler, Jr. (Director of Engineering). Robert Dockweiler joined Clear Skies Group, Inc. as Director of Engineering in October 2005 and took over the same capacity of Clear Skies Solar, Inc. upon the consummation of our reverse merger on December 20, 2007. Mr. Dockweiler is responsible for the development of XTRAX® and overseeing Clear Skies Group, Inc.’s engineering team. Prior to joining Clear Skies, Mr. Dockweiler spent 20 years as a Senior Systems Engineer for EEG Enterprises, an engineering firm that provides software for the broadcast, postproduction, and educational industries. Mr. Dockweiler was responsible for designing software, personal computer mother board layouts, integrated communications hardware and software systems, and programming embedded firmware for real-time video data encoders. Mr. Dockweiler earned a Bachelor of Science in Electrical Engineering from SUNY — Farmingdale.

Arthur L. Goldberg (Chief Financial Officer, Vice President, Secretary and Treasurer). Arthur Goldberg joined us as our Chief Financial Officer effective January 21, 2008. He was appointed Secretary and Treasurer on May 16, 2008 and a Vice President on August 24, 2009. Previously he served as CFO of Milestone Scientific, Inc., a publicly traded company that had developed and markets a device for painless injections for both dental and medical purposes. Before that he served as Chief Administrative and Financial Officer of St. Luke’s School, a private college preparatory school. Before working at St. Luke’s School Mr. Goldberg was a partner in the firm Tatum CFO Partners, LLP from 1999 to 2006. Tatum’s business was the furnishing of CFO services on an interim or special project basis. Before Tatum Mr. Goldberg served as CFO of various public and privately owned businesses. He earned an MBA degree from the University of Chicago, JD and LLM degrees from the School of Law at New York University and his bachelor’s degree from the City College of New York. Mr. Goldberg is also a certified public accountant. Mr. Goldberg is a director of SED International Holdings, Inc., a publicly owned distributor of computer related, consumer electronic and wireless products.

Joshua M. Goldworm (Vice President – Business Development).  Joshua M. Goldworm joined Clear Skies in October of 2006 and served as our analyst and salesman until he was promoted to Vice President of Business Development in 2008.  Previously, from February 2006, to September 2006, Mr. Goldworm consulted for Mandalay Capital analyzing acquisition targets and crafting communications for sales development.  Prior to Mandalay Capital, from February 2004, to January 2006, he was an analyst at Miller Tabak Roberts Securities, LLC, a boutique securities firm, specializing in corporate, high yield, convertible and emerging market debt and distressed and reorganized equities, at which firm Mr. Goldworm prepared in-depth fundamental fixed income and convertible research reports on companies within the gaming, healthcare and waste industries.   Prior to that position Mr. Goldworm was a mortgage consultant at American Residential Mortgage. He earned his BA at the University of Colorado in 2002.

William O’Connor (Vice President — Operations). William O’Connor was appointed Clear Skies Group, Inc.’s Executive Vice President of Operations in September 2006 and took over the same capacity of Clear Skies Solar, Inc. upon the consummation of our reverse merger on December 20, 2007. Mr. O’Connor is responsible for job site supervision and overseeing system installations. Mr. O’Connor received his Master Electrician licensing in New York in 1996 and, prior to joining Clear Skies Group, Inc. in 2005, owned and operated Bill O’Connor Electric, from 1996 to 1999, and S&T Electric Corp., from 1999 to 2005.

Thomas J. Oliveri (President and Chief Operating Officer). Thomas J. Oliveri has been our President and Chief Operating Officer since April 14, 2008. Thomas Oliveri joined CSG in April of 2008 and brings 25 years of experience as a global executive directing and managing all aspects of business operations, strategic planning, engineering, marketing, sales, operations, accounting, HR, and IT functions. His experience working in the United States, Europe, Asia, Russia, Australia, South America, and South Africa will enable CSG to expand to foreign markets as opportunities present themselves. Since 2006, Mr. Oliveri has led a corporate turnaround effort as the Head of the Equipment Flow division of Sulzer Metco, Inc., a worldwide leader in the thermal spray industry. From 1999 to 2006, Mr. Oliveri served in a variety of executive roles, eventually rising to CEO, at Global Payment Technologies, Inc., a currency validation manufacturer. From 1986 through 2000, Mr. Oliveri served in a variety of executive management positions at manufacturing companies around the world. Mr. Oliveri has a Bachelor of Science from SUNY Oswego and a Master of Science from SUNY Stony Brook.   Mr. Oliveri is a director of Table Trac, Inc., a publicly owned company that supplies certain software systems to the gaming industry.

EXECUTIVE COMPENSATION

Summary Compensation Table – Fiscal 2008 and Fiscal 2007

The following table summarizes the annual and long-term compensation paid to our chief executive officer and our other most highly compensated executive officers who were serving at the end of 2008, whom we refer to collectively in this prospectus as the “named executive officers”. Except as provided below, none of our executive officers received annual compensation in excess of $100,000 during the last two fiscal years.

	Year	Salary	Bonus	Stock Awards	Option Awards	Other	Total

Ezra Green	2008	$244,231	$-	$-	$907,510	$-	$1,151,741
CEO and Chairman (1)	2007	$98,441	$-	$258,300	$-	$26,559	$383,300

Thomas J. Oliveri	2008	$143,223	$-	$-	$410,881	$-	$554,104
President and COO (2)
		-
Arthur L. Goldberg	2008	$184,923	$-	$-	$428,727	$-	$613,650
Chief Financial Officer,
Secretary and Treasurer (3)

Rami Mikhail	2008	$204,308	$-	$-	$199,625	$-	$403,933
Executive Vice President	2007	$161,538	$-	$-	$-	$-	$161,538
of Sales and Marketing (4)

_______________________

(1)

On December 20, 2007, in connection with our reverse merger, Mr. Green became the Company’s Chief Executive Officer and Chairman.  Mr. Green had served in the same capacities for Clear Skies since he founded it in 2003. Other compensation consists of fees paid to a company controlled by Mr. Green for his consulting services.

(2)	Mr. Oliveri's employment as our President and Chief Operating Officer commenced on April 14, 2008.

(3)

Mr. Goldberg's employment as our Chief Financial Officer commenced on January 21. 2008.  He has also served as our Secretary and Treasurer since May 16, 2008 and as Vice President since August 24, 2009.

(4)	Mr. Mikhail was employed from February 1, 2007 to August 12, 2008.

Narrative Disclosure to Summary Compensation Table

The table entitled “Summary Compensation Table - Fiscal 2008 and Fiscal 2007” above quantifies the value of the different forms of compensation of each of the named executive officers for services rendered during fiscal 2008 and fiscal 2007, to the extent applicable. The primary elements of each named executive officer’s total compensation reported in the table are base salary and stock awards.  For a description of the material terms of the employment agreements with the named executive officers, see section “Employment Agreements and Change-in-Control Agreements” below.

Grants of Plan-Based Awards

The following sets forth information regarding stock option awards to our named executive officers under our stock option plans for the year ended December 31, 2008 as follows:

   Our Board of Directors has granted options to purchase our common stock under our 2007 and 2008 Equity Incentive Plans: to Mr. Green to purchase 250,000 shares on February 6, 2008 at $1.694 per share, 200,000 shares on March 31, 2008 at $1.32 per shares, 400,000 shares on July 28, 2008 at $1.001 per share and 425,000 shares on November 12, 2008 at $0.352 per share; to Mr. Oliveri to purchase 225,000 shares on April 14, 2008 at $1.52 per share, 75,000 shares on July 28, 2008 at $.91 per share and 187,500 shares on November 12, 2008 at $.32 per share; to Mr. Goldberg to purchase 150,000 shares on February 6, 2008 at $1.54 per share, 100,000 shares on March 31, 2008 at $1.20 per share, 50,000 shares on May 1, 2008 at $1.30 per share, 25,000 shares on July 28, 2008 at $.91 per share and 162,500 shares on November 12, 2008 at $.32 per share.

Outstanding Equity Awards at 2008 Fiscal Year-End

None of the options granted have been exercised and therefore all are presently outstanding.

Employment Agreements and Change-in-Control Agreements

We have entered into employment agreements with Ezra J. Green to serve as our Chief Executive Officer and Chairman, with Thomas J. Oliveri to serve as our President and Chief Operating Officer and with Arthur L. Goldberg to serve as our Chief Financial Officer. These agreements were entered into in December 2007, March 2008 and January 2008, respectively, and were all amended and restated in November 2008.  The initial terms of the amended and restated agreements (the “Agreements”) are three years, with automatic one-year renewals following this three-year period in the absence of a notice of non-renewal as provided for in the Agreements.  Pursuant to the Agreements Messrs. Green, Oliveri and Goldberg are to receive minimum annual base salaries of $250,000, $200,000 and $200,000, respectively, for the first three years, and then an agreed upon salary (of not less than the amount specified above) for each future year of employment. Each of Messrs. Green, Oliveri and Goldberg were entitled to an annual bonus of $50,000 for the twelve months ended March 31, 2009 if we recorded gross revenues in excess of $5,000,000 during such period (which we did not) and an annual bonus of $75,000 if we record gross revenues in excess of $10,000,000 during the twelve months ended March 31, 2010.  If any of such executives’ employment is terminated without cause or if any resign for good reason (as defined in their employment agreements), then we will be obligated to pay the terminated executive, as severance, his then current annual base salary and annual bonuses (as such is defined within the Agreements) for the remainder of the term.  The three Agreements have provisions regarding non-disclosure of confidential information, non-solicitation and non-competition.  On March 17, 2009 the Board granted Mr. Green a bonus award of 3,000,000 shares of common stock of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related parties can include any of our directors or executive officers, certain of our stockholders and their immediate family members. Each year, we prepare and require our directors and executive officers to complete Director and Officer Questionnaires identifying any transactions with us in which the officer or director or their family members have an interest. This helps us identify potential conflicts of interest. A conflict of interest occurs when an individual’s private interest interferes, or appears to interfere, in any way with the interests of the company as a whole. Our code of ethics requires all directors, officers and employees who may have a potential or apparent conflict of interest to immediately notify our Chief Executive Officer or Chief Financial Officer who will refer, if necessary, the matter to the Board of Directors for approval.

Ezra Green agreed to the deferral of $73,259 of his compensation, of which $69,366 remained unpaid as of December 31, 2007. As of March 18, 2008, Mr. Green’s deferred compensation had been paid in full. In addition, Mr. Green had advanced $30,275 to us in 2006 and an additional $70,037 to us in 2007 (which has been booked as a balance of $100,312 due to related party at December 31, 2007). This related party transaction was also repaid in full by March 18, 2008. Such loans and other arrangements were interest free and had not been memorialized by written promissory notes. In consideration for the extension and maintenance of such credit and deferral of salary, on May 7, 2007, Clear Skies Group, Inc. granted Mr. Green and Dr. Stevenson securities that were exchanged for 610,452 and 77,517 shares of our common stock, respectively, in our reverse merger.

INDEPENDENT PUBLIC ACCOUNTANTS

Appointment of an Independent Registered Public Accounting Firm

The Board of Directors has adopted and approved a plan to review the appointment of the Company’s independent registered public accounting firm every five years, effective this year. This plan coincides with the requirement under the Sarbanes-Oxley Act of 2002 and applicable regulations that the firm’s lead partner and concurring partner must rotate off the account every five years. Davis Accounting Group P.C. has served as the Company’s independent registered public accounting firm since fiscal 2007.  As part of its current review, the Board of Directors intends to invite a number of other independent registered public accounting firms to be considered for the engagement to serve as the Company’s independent registered public accounting firm for fiscal 2009. The Company therefore is not asking stockholders to ratify at the annual meeting the appointment of any firm as the Company’s independent registered public accounting firm for fiscal 2009 or fiscal 2010. Representatives of Davis Accounting Group P.C. may be present at the meeting and will have the opportunity to make a statement if they desire to do so as well as an opportunity to respond to appropriate questions.

Fees Paid to Auditors

The following table sets forth the fees that the Company accrued or paid to Davis Accounting Group P.C. during fiscal 2008 and fiscal 2007.

	2008	2007
Audit Fees(1)	$25,000	$25,000
Audit-Related Fees(2)	$ 0	$ 0
Tax Fees(3)	$ 4,000	$ 0
All Other Fees	$ 0	$ 0

Total	$29,000	$25,000

(1)

Audit fees relate to professional services rendered in connection with the audit of the Company’s annual financial statements and internal control over financial reporting, quarterly review of financial statements included in the Company’s Quarterly Reports on Form 10-Q, and audit services provided in connection with other statutory and regulatory filings.

(2)

Audit-related fees relate to professional services rendered in connection with assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements, including registration statement consents and due diligence.

(3)

Tax fees relate to professional services rendered for tax compliance, tax advice and tax planning for the Company. The Company does not engage Davis Accounting Group P.C. to perform personal tax services for its executive officers.

Administration of the Engagement; Pre-Approval of Audit and Permissible Non-Audit Services

Before the independent registered public accounting firm is engaged by the Company to perform audit or permissible non-audit services, the engagement is approved by the Board of Directors. These services may include audit services, audit-related services, tax services and other services. The Board of Directors may establish, either on an ongoing or case-by-case basis, pre-approval policies and procedures providing for delegated authority to approve the engagement of the independent registered public accounting firm, provided that the policies and procedures are detailed as to the particular services to be provided, the Board of Directors is informed about each service, and the policies and procedures do not result in the delegation of authority to management.  In accordance with these procedures, the Board of Directors pre-approved all services performed by Davis Accounting Group P.C.

PROPOSAL 2

APPROVAL OF CERTIFICATE OF AMENDMENT TO CERTIFICATE OF

INCORPORATION TO INCREASE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

The Board of Directors is requesting stockholder approval of a certificate of amendment (the “Amendment”) to our certificate of incorporation in order to increase the authorized number of shares of our Common Stock from 100,000,000 shares to 300,000,000 shares. The Board of Directors has approved the Amendment, subject to the ratification of the stockholders, and recommends that the stockholders approve the Amendment.

Outstanding Shares and Purpose of the Proposal

Our certificate of incorporation currently authorizes us to issue a maximum of 100,000,000 shares of common stock, par value $0.001 per share (“Common Stock”) and 10,000,000 shares of preferred stock, $0.001 par value per share (“Preferred Stock”). Our issued and outstanding securities, as of December 24, 2009, on a fully diluted basis, are as follows:

•

67,697,432 shares of our Common Stock;

•

400,000 shares of series A convertible preferred stock;

•

Options granted to employees to purchase an aggregate of 5,700,000 shares of our common stock, at a weighted average exercise price of $.15 per share and 1,350,000 options to purchase common stock available for future grant;

•

Options granted to non-employee directors and other non-employees to purchase an aggregate of 4,250,000 shares of our common stock at a weighted average exercise price of $.22 per share and 200,000 options to purchase common stock  available for future grant;

•

Warrants to purchase 1,327,121 shares of our common stock issued to a placement agent and investor relations and investment banking consultants for private placement and consulting services;

•

Warrants to purchase 6,218,056 shares of our common stock issued to third parties in private placements at a weighted average exercise price of $.09 per share (which purchase amount may change based on certain anti-dilution provisions); and

•

Convertible promissory notes issued to third parties in private placements that can currently be converted into 11,215,549 shares of our common stock and 854,126 shares reserved in the event of a change in the conversion amount (which conversion amount may change based on certain anti-dilution provisions).

Of the Company’s 100,000,000 shares of Common Stock currently authorized, 67,697,432 are outstanding and 32,114,852 are reserved for issuance upon conversion or exercise of outstanding convertible securities. The Board believes that the increase in authorized common shares would provide the Company greater flexibility with respect to the Company’s capital structure for purposes including additional equity financings and stock based acquisitions.

Effective Date of Amendment

If the Amendment is adopted, it will become effective upon filing of a certificate of amendment to our certificate of incorporation with the Secretary of State of the State of Delaware. If approved, Paragraph A of Article FOURTH of our certificate of incorporation will be amended to read in its entirety as follows:

“FOURTH: A. Classes and Numbers of Shares. The total number of shares of stock that the Corporation shall have authority to issue is three hundred ten million (310,000,000). The classes and aggregate number of shares of each class which the Corporation shall have authority to issue are as follows:

1.   Three hundred million (300,000,000) shares of Common Stock, par value $0.001 per share (the “Common Stock”); and

2.   Ten million (10,000,000) shares of Preferred Stock, par value $0.001 per share (the “Preferred Stock”); and”

The form of certificate of amendment to be filed with the Secretary of State of the State of Delaware is set forth as Appendix A to this Proxy Statement.

Effects of Approving or Rejecting the Proposal

If this proposal is approved, the additional shares of Common Stock, once issued, will have the same rights as the presently authorized shares, including the right to cast one vote per share of Common Stock. Although the authorization of additional shares would not, in itself, have any effect on the rights of any holder of our Common Stock, the future issuance of additional shares of Common Stock (other than by way of a stock split or dividend) would have the effect of diluting the voting rights and could have the effect of diluting earnings per share and book value per share of existing stockholders.

At present, other than in connection with the exercise of outstanding options and warrants, and the conversion of outstanding convertible notes, as set forth above, the Board of Directors has no other plans to issue the additional shares of Common Stock authorized by the Amendment. However, it is possible that some of these additional shares could be used in the future for various other purposes without further stockholder approval, except as such approval may be required in particular cases by our charter documents, applicable law or the rules of any stock exchange or other system on which our securities may then be listed. These purposes may include: raising capital, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies, and expanding the company’s business or product lines through the acquisition of other businesses or products.

We could also use the additional shares of Common Stock that would become available for issuance if the Amendment were adopted to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the Company. Although this proposal to increase the authorized Common Stock has not been prompted by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), nevertheless, stockholders should be aware that approval of the proposal could facilitate future efforts by us to deter or prevent changes in control of the Company, including transactions in which the Company might otherwise receive a premium for their shares over then current market prices.

Vote Required

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock will be required to approve the authorization of the Board of Directors to increase the authorized Common Stock by amendment of the Company’s certificate of incorporation. As a result, abstentions and broker non-votes, if any, will have the same effect as a vote against this proposal. Brokers may have the authority to vote on this proposal when they have not received instructions from the beneficial owner. Holders of shares of our Common Stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK.

PROPOSAL 3

APPROVAL OF 2009 EQUITY INCENTIVE PLAN AND GRANT OF OPTIONS TO PURCHASE 1,200,000 SHARES OF COMMON STOCK THEREUNDER

We have adopted the Clear Skies Solar, Inc. 2009 Equity Incentive Plan (the “2009 Plan”), in the form of Appendix B hereto, pursuant to which 2,500,000 shares of our common stock are reserved for issuance as awards to employees, directors, consultants, and other service providers. The term of the 2009 Plan is ten years from March 17, 2009, its effective date. To date, the Board of Directors has granted options to 11 persons to purchase a total of 1,200,000 shares of our common stock with a term of ten years and a weighted-average exercise price of $.13 per share under the 2009 Plan as follows:

Name	Number of Option Shares	Exercise Price Per Share	Issuance Date

Matthew Binder	85,000	$.12	3-17-09
Omar Bey	150,000	$.12	3-17-09
Joshua Goldworm	150,000	$.12	3-17-09
Timothy McElvaine	150,000	$.20	10-28-09
William O’Connor	115,000	$.12	3-17-09
Noel Ratner	125,000	$.12	3-17-09
Christopher Richartz	15,000	$.12	3-17-09
Erik Sieverding	150,000	$.12	3-17-09
Karen Swenson	50,000	$.12	3-17-09
Robert Toumi	60,000	$.12	3-17-09
Lotay Yang	50,000	$.12	3-17-09
Lotay Yang	100,000	$.12	4-14-09

The purpose of our 2009 Plan is to provide an incentive to attract and retain directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage a sense of proprietorship and to stimulate an active interest of such persons into our development and financial success. The 2009 Plan permits the grant of the following types of incentive awards:

•

Incentive stock options;

•

Non-qualified stock options; and

•

Restricted Stock.

The 2009 Plan is administered by our Board of Directors or a committee of the Board of Directors consisting of at least two directors who qualify as “independent directors” under the rules of the NASDAQ Stock Market, “non-employee directors” under Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and as “outside directors” under Section 162(m) of the Code. Our board of directors has not yet appointed a committee meeting the above qualifications.

Subject to the terms of the 2009 Plan, the Board of Directors as administrator has the sole discretion to select the directors, officers, employees, consultants and advisors who will receive awards, determine the terms and conditions of the awards, and interpret the provisions of the 2009 Plan and outstanding awards. Our Board of Directors generally may amend or terminate the 2009 Plan at any time and for any reason, except that no amendment, suspension, or termination may impair the rights of any participant without his or her consent, and except that approval of our stockholders is required for any amendment which:

•

materially increases the number of shares subject to the 2009 Plan;

•

materially increases the benefits accruing to the participants;

•

materially modifies the requirements for eligibility for awards;

•

decreases the exercise price of an option to less than 100% of the Fair Market Value (as defined in the 2009 Plan) on the date of grant;

•

extends the term of any option beyond the limits currently provided by the Plan; or

•

reduces the exercise price of outstanding options or effects repricing through cancellations and regrants of new options.

Subject to the foregoing, our 2009 Plan’s administrator also has authority to amend outstanding awards prospectively or retrospectively, but no such amendment shall impair the rights of any participant without such participant’s consent.

The number of shares of our common stock initially reserved for issuance under the 2009 Plan is 2,500,000.  If any award under the 2009 Plan is cancelled prior to its exercise or vesting in full, or if the number of shares subject to an award is reduced for any reason, the shares of our stock that are no longer subject to such award will be returned to the available pool of shares reserved for issuance under the 2009 Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code.

Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences generally applicable to awards under the 2009 Plan. This summary does not purport to consider all of the possible U.S. federal tax consequences of the awards and is not intended to reflect the particular tax position of any award recipient. This summary is based upon the U.S. federal tax laws and regulations now in effect and as currently interpreted and does not take into account possible changes in such tax laws or such interpretations, any of which may be applied retroactively. Award recipients are strongly advised to consult their own tax advisors for additional information.

Grant of an Option.  The grant of an option is not expected to result in any taxable income for the recipient as of the date of the grant, except that in the event non-statutory options are granted with an exercise price lower than the then-current fair market value of the Common Stock, the difference between the exercise price and the then-current fair market value may be treated as deferred compensation income recognized as of the date the non-statutory options are granted.

Exercise of Incentive Stock Option.  The holder of an incentive stock option generally will have no taxable income upon exercising the option (except that a tax liability may arise pursuant to the alternative minimum tax), and the Company will not be entitled to a tax deduction.

Exercise of Nonqualified Stock Option.  Generally, subject to Code Section 409A, upon exercising a nonqualified stock option, the award recipient must recognize ordinary income equal to the excess of the fair market value of the shares of Common Stock acquired on the date of exercise over the exercise price. The income will be treated as compensation income subject to payroll and withholding tax obligations. The Company would be entitled to a compensation deduction in the amount of income recognized by the award recipient.

Disposition of Shares Acquired Through an Option.  The tax consequence to a holder of an option upon a disposition of shares acquired through the exercise of an option will depend on how long the shares have been held and upon whether such shares were acquired by exercising an incentive stock option or by exercising a nonqualified stock option.

Generally, the disposition of shares which were acquired by exercise of an incentive stock option will be taxable as long-term capital gain or loss if the award recipient disposes of the shares more than two years after the option was granted and at least one year after exercising the option. If the award recipient fails to satisfy the holding period requirements for treatment as an incentive stock option, a disposition will result in any gain being treated as compensation income subject to ordinary tax rates. If the award recipient is still an employee of the Company at the time of the disposition, the amount of gain treated as compensation will also be subject to payroll and withholding taxes.

If an award recipient disposes of shares acquired through the exercise of a nonqualified option, any gain or loss will be treated as a capital gain or loss. To the extent such shares have been held for at least one year after exercise of the nonqualified option, the gain or loss will be treated as long-term capital gain or loss.

Generally, there will be no tax consequence to the Company in connection with the disposition of shares acquired under an option, except that the Company may be entitled to a tax deduction in the case of the disposition of shares acquired under an incentive stock option before the applicable incentive stock option holding periods set forth in the Code have been satisfied.

The grant by the Board of other stock-based awards may have varying tax consequences to award recipients. Grants made pursuant to the 2009 Plan may be subject to Code Section 409A and plan administration may have to conform to Code Section 409A. Failure to comply with Code Section 409A, if applicable, will result in acceleration of income and imposition of penalties and interest to award recipients.

Application of Section 16 of the Securities Exchange Act of 1934.  Special rules may apply in the case of individuals subject to Section 16 of the Securities Exchange Act of 1934, as amended. In particular, unless a special election is made pursuant to the Code, shares received pursuant to the exercise of a stock option may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized, and the amount of the Company's tax deduction, are determined as of the end of such period.

Delivery of Shares to Satisfy Tax Obligation.  Under the 2009 Plan, participants may deliver shares of Common Stock (either shares received upon the receipt or exercise of the award or shares previously owned by the holder of the option) to the Company to satisfy federal and state tax obligations unless the Board provides to the contrary in the award agreement.

New Plan Benefits

Future awards under the 2009 Plan to our non-employee directors, executive officers and employees are made at the discretion of the Board of Directors. At this time, therefore, the benefits that may be received by our executive officers and other employees if our stockholders approve the 2009 Plan cannot be determined, and we have not included a table reflecting such benefits and awards. By way of background, please see compensation tables and description of grants for information regarding equity awards to our named executive officers in fiscal year 2008.

Equity Compensation Plan Information

The following table provides information as of December 31, 2008 with respect to the shares of common stock that may be issued under our existing equity compensation plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance

Equity compensation plan approved by security holders (1)	2,450,000	$0.15	50,000

Equity compensation plan not yet approved by security holders (2)	2,500,000	$0.18	0

Equity compensation plan not yet approved by security holders (3)	1,200,000	$0.12	1,300,000

Non-employee directors compensation plan (4)	800,000	$0.16	200,000

___________________________

1)	Represents our 2007 Equity Incentive Plan.

(2)	Represents our 2008 Equity Incentive Plan.

(3)	Represents our 2009 Equity Incentive Plan.

(4)	Represents our 2008 Non-employee directors compensation plan

Vote Required

The affirmative vote of a majority of the shares present in person at the meeting or represented by proxy and entitled to vote at the meeting is required to approve the 2009 Plan and the grant of options to purchase 1,200,000 shares of common stock thereunder.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE 2009 EQUITY INCENTIVE PLAN AND GRANT OF OPTIONS TO PURCHASE 1,200,000 SHARES OF COMMON STOCK THEREUNDER.

PROPOSAL 4

APPROVAL OF 2008 EQUITY INCENTIVE PLAN AND GRANT OF OPTIONS TO PURCHASE 2,500,000 SHARES OF COMMON STOCK THEREUNDER

We have adopted the Clear Skies Solar, Inc. 2008 Equity Incentive Plan (the “2008 Plan”), in the form of Appendix C hereto, pursuant to which 2,500,000 shares of our common stock are reserved for issuance as awards to employees, directors, consultants, and other service providers. The term of the 2008 Plan is ten years from July 28, 2008, its effective date. To date, the Board of Directors has granted options to 10 of our employees to purchase a total of 2,500,000 shares of our common stock with a term of ten years (except to Mr. Green, in which case it is five years) and weighted-average exercise price of $.18 per share under the 2008 Plan as follows:

Name	Number of Option Shares	Exercise Price Per Share	Issuance Date

Matthew Binder	5,000	$.32	11-12-08
Robert Dockweiler	45,000	$.32	11-12-08
Robert Dockweiler	115,000	$.12	3-17-09
Arthur L. Goldberg	162,500	$.32	11-12-08
Arthur L. Goldberg	512,500	$.12	3-17-09
Joshua Goldworm	95,000	$.32	11-12-08
Joshua Goldworm	315,000	$.12	3-17-09
Ezra Green	150,000	$.352	11-12-08
Ezra Green	390,000	$.132	3-17-09
William O’Connor	45,000	$.32	11-12-08
Thomas Oliveri	77,500	$.32	11-12-08
Thomas Oliveri	512,500	$.12	3-17-09
Noel Ratner	25,000	$.32	11-12-08
Christopher Richartz	20,000	$.32	11-12-08
Robert Toumi	30,000	$.32	11-12-08

The purpose of our 2008 Plan is to provide an incentive to attract and retain directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage a sense of proprietorship and to stimulate an active interest of such persons into our development and financial success. The 2008 Plan permits the grant of the following types of incentive awards:

•

Incentive stock options;

•

Non-qualified stock options; and

•

Restricted Stock.

The 2008 Plan is administered by our Board of Directors or a committee of the Board of Directors consisting of at least two directors who qualify as “independent directors” under the rules of the NASDAQ Stock Market, “non-employee directors” under Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and as “outside directors” under Section 162(m) of the Code. Our board of directors has not yet appointed a committee meeting the above qualifications.

Subject to the terms of the 2008 Plan, the Board of Directors as administrator has the sole discretion to select the directors, officers, employees, consultants and advisors who will receive awards, determine the terms and conditions of the awards, and interpret the provisions of the 2008 Plan and outstanding awards. Our Board of Directors generally may amend or terminate the 2008 Plan at any time and for any reason, except that no amendment, suspension, or termination may impair the rights of any participant without his or her consent, and except that approval of our stockholders is required for any amendment which:

•

materially increases the number of shares subject to the 2008 Plan;

•

materially increases the benefits accruing to the participants;

•

materially modifies the requirements for eligibility for awards;

•

decreases the exercise price of an option to less than 100% of the Fair Market Value (as defined in the 2008 Plan) on the date of grant;

•

extends the term of any option beyond the limits currently provided by the Plan; or

•

reduces the exercise price of outstanding options or effects repricing through cancellations and regrants of new options.

Subject to the foregoing, our 2008 Plan’s administrator also has authority to amend outstanding awards prospectively or retrospectively, but no such amendment shall impair the rights of any participant without such participant’s consent.

The number of shares of our common stock initially reserved for issuance under the 2008 Plan is 2,500,000.  If any award under the 2008 Plan is cancelled prior to its exercise or vesting in full, or if the number of shares subject to an award is reduced for any reason, the shares of our stock that are no longer subject to such award will be returned to the available pool of shares reserved for issuance under the 2008 Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code.

Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences generally applicable to awards under the 2008 Plan. This summary does not purport to consider all of the possible U.S. federal tax consequences of the awards and is not intended to reflect the particular tax position of any award recipient. This summary is based upon the U.S. federal tax laws and regulations now in effect and as currently interpreted and does not take into account possible changes in such tax laws or such interpretations, any of which may be applied retroactively. Award recipients are strongly advised to consult their own tax advisors for additional information.

Grant of an Option.  The grant of an option is not expected to result in any taxable income for the recipient as of the date of the grant, except that in the event non-statutory options are granted with an exercise price lower than the then-current fair market value of the Common Stock, the difference between the exercise price and the then-current fair market value may be treated as deferred compensation income recognized as of the date the non-statutory options are granted.

Exercise of Incentive Stock Option.  The holder of an incentive stock option generally will have no taxable income upon exercising the option (except that a tax liability may arise pursuant to the alternative minimum tax), and the Company will not be entitled to a tax deduction.

Exercise of Nonqualified Stock Option.  Generally, subject to Code Section 409A, upon exercising a nonqualified stock option, the award recipient must recognize ordinary income equal to the excess of the fair market value of the shares of Common Stock acquired on the date of exercise over the exercise price. The income will be treated as compensation income subject to payroll and withholding tax obligations. The Company would be entitled to a compensation deduction in the amount of income recognized by the award recipient.

Disposition of Shares Acquired Through an Option.  The tax consequence to a holder of an option upon a disposition of shares acquired through the exercise of an option will depend on how long the shares have been held and upon whether such shares were acquired by exercising an incentive stock option or by exercising a nonqualified stock option.

Generally, the disposition of shares which were acquired by exercise of an incentive stock option will be taxable as long-term capital gain or loss if the award recipient disposes of the shares more than two years after the option was granted and at least one year after exercising the option. If the award recipient fails to satisfy the holding period requirements for treatment as an incentive stock option, a disposition will result in any gain being treated as compensation income subject to ordinary tax rates. If the award recipient is still an employee of the Company at the time of the disposition, the amount of gain treated as compensation will also be subject to payroll and withholding taxes.

If an award recipient disposes of shares acquired through the exercise of a nonqualified option, any gain or loss will be treated as a capital gain or loss. To the extent such shares have been held for at least one year after exercise of the nonqualified option, the gain or loss will be treated as long-term capital gain or loss.

Generally, there will be no tax consequence to the Company in connection with the disposition of shares acquired under an option, except that the Company may be entitled to a tax deduction in the case of the disposition of shares acquired under an incentive stock option before the applicable incentive stock option holding periods set forth in the Code have been satisfied.

The grant by the Board of other stock-based awards may have varying tax consequences to award recipients. Grants made pursuant to the 2008 Plan may be subject to Code Section 409A and plan administration may have to conform to Code Section 409A. Failure to comply with Code Section 409A, if applicable, will result in acceleration of income and imposition of penalties and interest to award recipients.

Application of Section 16 of the Securities Exchange Act of 1934.  Special rules may apply in the case of individuals subject to Section 16 of the Securities Exchange Act of 1934, as amended. In particular, unless a special election is made pursuant to the Code, shares received pursuant to the exercise of a stock option may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized, and the amount of the Company's tax deduction, are determined as of the end of such period.

Delivery of Shares to Satisfy Tax Obligation.  Under the 2008 Plan, participants may deliver shares of Common Stock (either shares received upon the receipt or exercise of the award or shares previously owned by the holder of the option) to the Company to satisfy federal and state tax obligations unless the Board provides to the contrary in the award agreement.

New Plan Benefits

Future awards under the 2008 Plan to our non-employee directors, executive officers and employees are made at the discretion of the Board of Directors. At this time, therefore, the benefits that may be received by our executive officers and other employees if our stockholders approve the 2008 Plan cannot be determined, and we have not included a table reflecting such benefits and awards. By way of background, please see compensation tables and description of grants for information regarding equity awards to our named executive officers in fiscal year 2008. There are no remaining shares currently available for issuance under the 2008 Plan.

Vote Required

The affirmative vote of a majority of the shares present in person at the meeting or represented by proxy and entitled to vote at the Meeting is required to approve the 2008 Plan and the grant of options to purchase 2,500,000 shares of common stock thereunder.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE 2008 EQUITY INCENTIVE PLAN AND GRANT OF OPTIONS TO PURCHASE 2,500,000 SHARES OF COMMON STOCK THEREUNDER.

FUTURE PROPOSALS OF SECURITY HOLDERS

Stockholders who wish to present proposals for inclusion in the Company’s proxy materials for the 2010 Annual Meeting of Stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Exchange Act. To be eligible, the stockholder proposals must be received by our Secretary at our principal executive office on or before December 7, 2010. Under SEC rules, you must have continuously held for at least one year prior to the submission of the proposal (and continue to hold through the date of the meeting) at least $2,000 in market value, or 1%, of our outstanding stock in order to submit a proposal which you seek to have included in the Company’s proxy materials. We may, subject to SEC review and guidelines, decline to include any proposal in our proxy materials.

Stockholders who wish to make a proposal at the 2010 Annual Meeting of Stockholders, other than one that will be included in our proxy materials, must notify us no later than December 7, 2010. If a stockholder who wishes to present a proposal fails to notify us by December 7, 2010, the proxies that management solicits for the meeting will confer discretionary authority to vote on the stockholder’s proposal if it is properly brought before the meeting.

HOUSE HOLDING OF MATERIALS

In some instances, only one copy of the Notice, this proxy statement or our annual report, as applicable, is being delivered to multiple stockholders sharing an address, unless we have received instructions from one or more of the stockholders to continue to deliver multiple copies. We will deliver promptly, upon oral or written request, a separate copy of the applicable materials to a stockholder at a shared address to which a single copy was delivered. If you wish to receive a separate copy of the Notice, this proxy statement or our annual report, as applicable, you may call us at 516-282-7652, or send a written request to Clear Skies Solar, Inc., 200 Old Country Road, Suite 610, Mineola, NY 11501-4241, attention Investor Relations.  If you have received only one copy of the Notice, proxy statement or annual report, and wish to receive a separate copy for each stockholder in the future, you may call us at the telephone number or write us at the address listed above. Alternatively, stockholders sharing an address who now receive multiple copies of the Notice, proxy statement or annual report, may request delivery of a single copy, also by calling us at the number or writing to us at the address listed above.

OTHER BUSINESS

The Board of Directors knows of no business to be brought before the annual meeting other than as set forth above. If other matters properly come before the stockholders at the meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their judgment.

Dated:  _________, 2010

Appendix A

Certificate of Amendment

of

Certificate of Incorporation

of

Clear Skies Solar, Inc.

Under Section 242 of the Delaware General Corporation Law

Clear Skies Solar, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”) hereby certifies as follows:

1.   The Certificate of Incorporation of the Corporation is hereby amended by changing Paragraph A of Article FOURTH, so that, as amended, said Paragraph A of Article FOURTH shall be and read as follows:

FOURTH:   A.   Classes and Numbers of Shares.  The total number of shares of stock that the Corporation shall have authority to issue is three hundred ten million (310,000,000).  The classes and aggregate number of shares of each class which the Corporation shall have authority to issue are as follows:

1.   Three hundred million (300,000,000) shares of Common Stock, par value $0.001 per share (the “Common Stock”); and

2.   Ten million (10,000,000) shares of Preferred Stock, par value $0.001 per share (the “Preferred Stock”); and

2.   The foregoing amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation law of the State of Delaware by the vote of a majority of each class of outstanding stock of the Corporation entitled to vote thereon.

IN WITNESS WHEREOF, I have signed this Certificate this ____ day of  March, 2010

__________________________________________

Ezra J. Green

Chairman & Chief Executive Officer

Appendix B

CKEAR SKIES SOLAR, INC.

2009 EQUITY INCENTIVE PLAN

1.           Purpose of the Plan.

This 2009 Equity Incentive Plan (the "Plan") is intended as an incentive, to retain in the employ of and as directors, officers and employees of and consultants and advisors to Clear Skies Solar, Inc., a Delaware corporation (the "Company"), and any Subsidiary of the Company, within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the "Code"), persons of training, experience and ability, to attract new directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

It is further intended that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of Section 422 of the Code (the "Incentive Options") while certain other options granted pursuant to the Plan shall be nonqualified stock options (the "Nonqualified Options"). Incentive Options and Nonqualified Options are hereinafter referred to collectively as "Options."

The Company intends that the Plan meet the requirements of Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act. Further, the Plan is intended to satisfy the performance-based compensation exception to the limitation on the Company's tax deductions imposed by Section 162(m) of the Code with respect to those Options for which qualification for such exception is intended. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company's intent as stated in this Section I.

2.           Administration of the Plan.

The Board of Directors of the Company (the "Board") shall appoint and maintain as administrator of the Plan a Committee (the "Committee") consisting of two or more directors who are (i) "Independent Directors" (as such term is defined under the rules of the NASDAQ Stock Market), (ii) "Non-Employee Directors" (as such term is defined in Rule 16b-3) and (iii) "Outside Directors" (as such term is defined in Section 162(m) of the Code), which shall serve at the pleasure of the Board. The Committee, subject to Sections 3, 5 and 6 hereof, shall have full power and authority to designate recipients of Options and restricted stock ("Restricted Stock") and to determine the terms and conditions of the respective Option and Restricted Stock agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan. The Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options. To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate Nonqualified Option.

Subject to the provisions of the Plan, the Committee shall interpret the Plan and all Options and Restricted Stock granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Options or Restricted Stock granted under the Plan in the manner and to the extent that the Committee deems desirable to carry into effect the Plan or any Options or Restricted Stock. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority of the Committee at a meeting duly held for such purpose. Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan does not consist of two or more Non-Employee Directors, or if there shall be no such Committee, or if the Board otherwise determines to administer the Plan, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board, and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3; provided, however, that grants to the Company’s Chief Executive Officer or to any of the Company’s other four most highly compensation officers that are intended to qualify as performance-based compensation under Section 162 (m) of the Code may only be granted by the Committee.

3.           Designation of Optionees and Grantees.

The persons eligible for participation in the Plan as recipients of Options (the "Optionees") or Restricted Stock (the "Grantees" and together with Optionees, the "Participants") shall include directors, officers and employees of and consultants and advisors to, the Company or any Subsidiary; provided that Incentive Options may only be granted to employees of the Company and any Subsidiary. In selecting Participants, and in determining the number of shares to be covered by each Option or award of Restricted Stock granted to Participants, the Committee may consider any factors it deems relevant, including, without limitation, the office or position held by the Participant or the Participant's relationship to the Company, the Participant's degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Participant's length of service, promotions and potential. A Participant who has been granted an Option or Restricted Stock hereunder may be granted an additional Option or Options, or Restricted Stock if the Committee shall so determine.

4.           Stock Reserved for the Plan.

Subject to adjustment as provided in Section 8 hereof, a total of 2,500,000 shares of the Company's common stock, par value $0.001 per share (the "Stock"), shall be subject to the Plan. The maximum number of shares of Stock that may be subject to Options granted under the Plan to any individual in any calendar year shall not exceed 2,400,000 shares, and the method of counting such shares shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code, if qualification as performance-based compensation under Section 162(m) of the Code is intended. The shares of Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by any Subsidiary of the Company, and such number of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of Stock that may remain unissued and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan. Should any Option or award of Restricted Stock expire or be canceled prior to its exercise or vesting in full or should the number of shares of Stock to be delivered upon the exercise or vesting in full of an Option or award of Restricted Stock be reduced for any reason, the shares of Stock theretofore subject to such Option or Restricted Stock may be subject to future Options or Restricted Stock under the Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code where qualification as performance-based compensation under Section 162(m) of the Code is intended.

5.           Terms and Conditions of Options.

Options granted under the Plan shall he subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a)  Option Price. The purchase price of each share of Stock purchasable under an Incentive Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Stock on the date the Option is granted; provided, however, that with respect to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Stock shall be at least 110% of the Fair Market Value per share of Stock on the date of grant. The purchase price of each share of Stock purchasable under a Nonqualified Option shall not be less than 100% of the Fair Market Value of such share of Stock on the date the Option is granted. The exercise price for each Option shall be subject to adjustment as provided in Section 8 below.

"Fair Market Value" means the closing price on the final trading day immediately prior to the grant date of the Stock on the principal securities exchange on which shares of Stock are listed (if the shares of Stock are so listed), or on the NASDAQ Stock Market or OTC Bulletin Board (if the shares of Stock are regularly quoted on the NASDAQ Stock Market or OTC Bulletin Board, as the case may be), or, if not so listed, the mean between the closing bid and asked prices of publicly traded shares of Stock in the over the counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code. Anything in this Section 5(a) to the contrary notwithstanding, in no event shall the purchase price of a share of Stock be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Stock are listed.

(b)  Option Term. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after the date such Option is granted and in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option shall be exercisable more than five years after the date such Incentive Option is granted.

(c)  Exercisability. Subject to Section 5(j) hereof, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant; provided, however, that in the absence of any Option vesting periods designated by the Committee at the time of grant, Options shall vest and become exercisable as to one- third of the total number of shares subject to the Option on each of the first, second and third anniversaries of the date of grant; and provided further that no Options shall he exercisable until such time as any vesting limitation required by Section 16 of the Exchange Act, and related rules, shall be satisfied if such limitation shall be required for continued validity of the exemption provided under Rule 16b-3(d)(3).

Upon the occurrence of a "Change in Control" (as hereinafter defined), the Committee may accelerate the vesting and exercisability of outstanding Options, in whole or in part, as determined by the Committee in its sole discretion. In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding Option shall terminate within a specified number of days after notice to the Optionee thereunder, and each such Optionee shall receive, with respect to each share of Company Stock subject to such Option, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Option; such amount shall he payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion.

For purposes of the Plan, unless otherwise defined in an employment agreement between the Company and the relevant Optionee. a Change in Control shall be deemed to have occurred if:

(i) a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(ii) the Company shall be merged or consolidated with another corporation, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(iii) the Company shall sell substantially all of its assets to another corporation that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries and their affiliates; or

(iv) a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its Subsidiaries, and their affiliates.

Notwithstanding the foregoing, if Change of Control is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Change of Control shall have the meaning ascribed to it in such employment agreement.

For purposes of this Section 5(c), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act. In addition, for such purposes, "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; provided, however, that a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

(d)  Method of Exercise. Options to the extent then exercisable may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the purchase price in cash, or by check or such other instrument as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the Optionee (i) in the form of Stock owned by the Optionee (based on the Fair Market Value of the Stock which is not the subject of any pledge or security interest, (ii) in the form of shares of Stock withheld by the Company from the shares of Stock otherwise to be received with such withheld shares of Stock having a Fair Market Value equal to the exercise price of the Option, or (iii) by a combination of the foregoing, such Fair Market Value determined by applying the principles set forth in Section 5(a), provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price and except with respect to (ii) above, such method of payment will not cause a disqualifying disposition of all or a portion of the Stock received upon exercise of an Incentive Option. An Optionee shall have the right to dividends and other rights of a stockholder with respect to shares of Stock purchased upon exercise of an Option at such time as the Optionee (i) has given written notice of exercise and has paid in full for such shares, and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

(e)  Non-transferability of Options. Options are not transferable and may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution. The Committee, in its sole discretion, may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the Optionee, (ii) a member of the Optionee's immediate family (or a trust for his or her benefit) or (iii) pursuant to a domestic relations order. Any attempt to transfer, assign, pledge or otherwise dispose of or to subject to execution, attachment or similar process, any Option contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

(f)  Termination by Death. Unless otherwise determined by the Committee, if any Optionee's employment with or service to the Company or any Subsidiary terminates by reason of death, the Option may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or until the expiration of the stated term of such Option as provided under the Plan, whichever period is shorter.

(g)  Termination by Reason of Disability. Unless otherwise determined by the Committee, if any Optionee's employment with or service to the Company or any Subsidiary terminates by reason of Disability (as defined below), then any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter he exercisable to the extent to which it was exercisable at the time of death for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter.  "Disability” shall mean an Optionee's total and permanent disability; provided, that if Disability is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Disability shall have the meaning ascribed to it in such employment agreement.

(h)  Termination by Reason of Retirement. Unless otherwise determined by the Committee, if any Optionee's employment with or service to the Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated term of such Option, whichever date is earlier; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter.

    For purposes of this paragraph (h), "Normal Retirement" shall mean retirement from active employment with the Company or any Subsidiary on or after the normal retirement date specified in the applicable Company or Subsidiary pension plan or if no such pension plan, age 65, and "Early Retirement" shall mean retirement from active employment with the Company or any Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan, age 55.

(i)  Other Terminations. Unless otherwise determined by the Committee upon grant, if any Optionee's employment with or service to the Company or any Subsidiary is terminated by such Optionee for any reason other than death, Disability, Normal or Early Retirement or Good Reason (as defined below), the Option shall thereupon terminate, except that the portion of any Option that was exercisable on the date of such termination of employment or service may be exercised for the lesser of ninety (90) days after the date of termination (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the balance of such Option's term, which ever period is shorter. The transfer of an Optionee from the employ of or service to the Company to the employ of or service to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan.

 In the event that the Optionee's employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary for "cause" any unexercised portion of any Option shall immediately terminate in its entirety. For purposes hereof, unless otherwise defined in an employment agreement between the Company and the relevant Optionee, "Cause" shall exist upon a good-faith determination by the Board, following a hearing before the Board at which an Optionee was represented by counsel and given an opportunity to be heard, that such Optionee has been accused of fraud, dishonesty or act detrimental to the interests of the Company or any Subsidiary of the Company or that such Optionee has been accused of or convicted of an act of willful and material embezzlement or fraud against the Company or of a felony under any state or federal statute; provided, however, that it is specifically understood that "Cause" shall not include any act of commission or omission in the good-faith exercise of such Optionee's business judgment as a director, officer or employee of the Company, as the case may be, or upon the advice of counsel to the Company. Notwithstanding the foregoing, if Cause is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Cause shall have the meaning ascribed to it in such employment agreement.

In the event that an Optionee is removed as a director, officer or employee by the Company at any time other than for "Cause" or resigns as a director, officer or employee for "Good Reason" the Option granted to such Optionee may be exercised by the Optionee, to the extent the Option was exercisable on the date such Optionee ceases to be a director, officer or employee. Such Option may be exercised at any time within one (1) year after the date the Optionee ceases to be a director, officer or employee (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof), or the date on which the Option otherwise expires by its terms; which ever period is shorter, at which time the Option shall terminate; provided, however, if the Optionee dies before the Options terminate and are no longer exercisable, the terms and provisions of Section 5(f) shall control. For purposes of this Section 5(j), and unless otherwise defined in an employment agreement between the Company and the relevant Optionee. Good Reason shall exist upon the occurrence of the following:

(A)  the assignment to Optionee of any duties inconsistent with the position in the Company that Optionee held immediately prior to the assignment;

(B)  a Change of Control resulting in a significant adverse alteration in the status or conditions of Optionee's participation with the Company or other nature of Optionee's responsibilities from those in effect prior to such Change of Control, including any significant alteration in Optionee's responsibilities immediately prior to such Change in Control; and

(C)  the failure by the Company to continue to provide Optionee with benefits substantially similar to those enjoyed by Optionee prior to such failure.

Notwithstanding the foregoing, if Good Reason is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Good Reason shall have the meaning ascribed to it in such employment agreement.

(j) Limit on Value of Incentive Option. The aggregate Fair Market Value determined as of the date the Incentive Option is granted, of Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

6.   Terms and Conditions of Restricted Stock.

Restricted Stock may be granted under this Plan aside from, or in association with, any other award and shall be subject to the following conditions and shall contain such additional terms and conditions (including provisions relating to the acceleration of vesting of Restricted Stock upon a Change of Control), not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a)  Grantee Rights. A Grantee shall have no rights to an award of Restricted Stock unless and until Grantee accepts the award within the period prescribed by the Committee and, if the Committee shall deem desirable, makes payment to the Company in cash, or by check or such other instrument as may be acceptable to the Committee. After acceptance and issuance of a certificate or certificates, as provided for below, the Grantee shall have the rights of a stockholder with respect to Restricted Stock subject to the non-transferability and forfeiture restrictions described in Section 6(d) below.

(b)  Issuance of Certificates. The Company shall issue in the Grantee's name a certificate or certificates for the shares of Common Stock associated with the award promptly after the Grantee accepts such award.

(c)  Delivery of Certificates. Unless otherwise provided, any certificate or certificates issued evidencing shares of Restricted Stock shall not be delivered to the Grantee until such shares are free of any restrictions specified by the Committee at the time of grant.

(d)  Forfeitabilitv, Non-transferability of Restricted Stock. Shares of Restricted Stock are forfeitable until the terms of the Restricted Stock grant have been satisfied. Shares of Restricted Stock are not transferable until the date on which the Committee has specified such restrictions have lapsed. Unless otherwise provided by the Committee at or after grant, distributions in the form of dividends or otherwise of additional shares or property in respect of shares of Restricted Stock shall be subject to the same restrictions as such shares of Restricted Stock.

(e)  Change of Control. Upon the occurrence of a Change in Control as defined in Section 5(c), the Committee may accelerate the vesting of outstanding Restricted Stock, in whole or in part, as determined by the Committee, in its sole discretion.

(f)  Termination of Employment. Unless otherwise determined by the Committee at or after grant, in the event the Grantee ceases to be an employee or otherwise associated with the Company for any other reason, all shares of Restricted Stock theretofore awarded to him which are still subject to restrictions shall be forfeited and the Company shall have the right to complete the blank stock power. The Committee may provide (on or after grant) that restrictions or forfeiture conditions relating to shares of Restricted Stock will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

7.           Term of Plan.

No Option or award of Restricted Stock shall be granted pursuant to the Plan on or after the date which is ten years from the effective date of the Plan, but Options and awards of Restricted Stock theretofore granted may extend beyond that date.

8.           Capital Change of the Company.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Stock, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number and option price of shares subject to outstanding Options granted under the Plan, to the end that after such event each Optionee's proportionate interest shall be maintained (to the extent possible) as immediately before the occurrence of such event. The Committee shall, to the extent feasible, make such other adjustments as may be required under the tax laws so that any Incentive Options previously granted shall not be deemed modified within the meaning of Section 424(h) of the Code. Appropriate adjustments shall also be made in the case of outstanding Restricted Stock granted under the Plan.

The adjustments described above will be made only to the extent consistent with continued qualification of the Option under Section 422 of the Code (in the case of an Incentive Option) and Section 409A of the Code.

9.     Purchase for Investment/Conditions.

Unless the Options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the Company has determined that such registration is unnecessary, each person exercising or receiving Options or Restricted Stock under the Plan may he required by the Company to give a representation in writing that he is acquiring the securities for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Committee may impose any additional or further restrictions on awards of Options or Restricted Stock as shall be determined by the Committee at the time of award.

10. Taxes.

(a) The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Options or Restricted Stock granted under the Plan with respect to the withholding of any taxes (including income or employment taxes) or any other tax matters.

(b) If any Grantee, in connection with the acquisition of Restricted Stock, makes the election permitted under Section 83(b) of the Code (that is, an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Grantee shall notify the Company of the election with the Internal Revenue Service pursuant to regulations issued under the authority of Code Section 83(b).

(c)  If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days hereof.

11.    Effective Date of Plan.

The Plan shall be effective on March 16, 2009; provided, however, that if, and only if, certain options are intended to qualify as Incentive Stock Options, the Plan must subsequently be approved by majority vote of the Company's stockholders no later than March 15, 2010, and further, that in the event certain Option grants hereunder are intended to qualify as performance- based compensation within the meaning of Section I 62(m) of the Code, the requirements as to stockholder approval set forth in Section 162(m) of the Code are satisfied.

12.   Amendment and Termination.

The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Participant under any Option or Restricted Stock theretofore granted without the Participant's consent, and except that no amendment shall be made which, without the approval of the stockholders of the Company would:

(a) materially increase the number of shares that may be issued under the Plan, except as is provided in Section 8;

(b) materially increase the benefits accruing to the Participants under the Plan;

(c) materially modify the requirements as to eligibility for participation in the Plan;

(d) decrease the exercise price of an Incentive Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof or the exercise price of a Nonqualified Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof;

(e) extend the term of any Option beyond that provided for in Section 5(b); or

(f) except as otherwise provided in Sections 5(d) and 8 hereof, reduce the exercise price of outstanding Options or effect repricing through cancellations and re-grants of new Options.

Subject to the forgoing, the Committee may amend the terms of any Option theretofore granted, prospectively or retrospectively, but no such amendment shall impair the rights of any Optionee without the Optionee's consent.

It is the intention of the Board that the Plan comply strictly with the provisions of Section 409A of the Code and Treasury Regulations and other Internal Revenue Service guidance promulgated thereunder (the "Section 409A Rules") and the Committee shall exercise its discretion in granting awards hereunder (and the terms of such awards), accordingly. The Plan and any grant of an award hereunder may be amended from time to time (without, in the case of an award, the consent of the Participant) as may be necessary or appropriate to comply with the Section 409A Rules.

13.           Government Regulations.

The Plan, and the grant and exercise of Options or Restricted Stock hereunder, and the obligation of the Company to sell and deliver shares under such Options and Restricted Stock shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, national securities exchanges and interdealer quotation systems as may be required.

(a)  Certificates. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commissions having jurisdiction, any applicable Federal or state securities law, any stock exchange or interdealer quotation system upon which the Stock is then listed or traded and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

(b)  Employment Matters. Neither the adoption of the Plan nor any grant or award under the Plan shall confer upon any Participant who is an employee of the Company or any Subsidiary any right to continued employment or, in the case of a Participant who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants or advisors at any time.

(c)  Limitation of Liability. No member of the Committee, or any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

(d)  Registration of Stock. Notwithstanding any other provision in the Plan, no Option may be exercised unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration in the United States. The Company shall not be under any obligation to register under applicable federal or state securities laws any Stock to be issued upon the exercise of an Option granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock subject to such Option, although the Company may in its sole discretion register such Stock at such time as the Company shall determine. If the Company chooses to comply with such an exemption from registration, the Stock issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Stock represented thereby, and the Committee may also give appropriate stop transfer instructions with respect to such Stock to the Company's transfer agent.

15.           Non-Uniform Determinations.

The Committee's determinations under the Plan, including, without limitation, (i) the determination of the Participants to receive awards, (ii) the form, amount and timing of such awards, (iii) the terms and provisions of such awards and (iv) the agreements evidencing the same, need not be uniform and may be made by it selectively among Participants who receive, or who are eligible to receive, awards under the Plan, whether or not such Participants are similarly situated.

16.           Governing Law.

The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

Appendix C

CLEAR SKIES SOLAR, INC.

2008 EQUITY INCENTIVE PLAN

1.   Purpose of the Plan.

This 2008 Equity Incentive Plan (the “Plan”) is intended as an incentive, to retain in the employ of and as directors, officers and employees of and consultants and advisors to Clear Skies Solar, Inc., a Delaware corporation (the “Company”), and any Subsidiary of the Company, within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the “Code”), persons of training, experience and ability, to attract new directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

It is further intended that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of Section 422 of the Code (the “Incentive Options”) while certain other options granted pursuant to the Plan shall be nonqualified stock options (the “Nonqualified Options”). Incentive Options and Nonqualified Options are hereinafter referred to collectively as “Options.”

The Company intends that the Plan meet the requirements of Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act. Further, the Plan is intended to satisfy the performance-based compensation exception to the limitation on the Company’s tax deductions imposed by Section 162(m) of the Code with respect to those Options for which qualification for such exception is intended. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company’s intent as stated in this Section 1.

2.   Administration of the Plan.

The Board of Directors of the Company (the “Board”) shall appoint and maintain as administrator of the Plan a Committee (the “Committee”) consisting of two or more directors who are (i) “Independent Directors” (as such term is defined under the rules of the NASDAQ Stock Market), (ii) “Non-Employee Directors” (as such term is defined in Rule 16b-3) and (iii) “Outside Directors” (as such term is defined in Section 162(m) of the Code), which shall serve at the pleasure of the Board. The Committee, subject to Sections 3, 5 and 6 hereof, shall have full power and authority to designate recipients of Options and restricted stock (“Restricted Stock”) and to determine the terms and conditions of the respective Option and Restricted Stock agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan. The Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options. To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate Nonqualified Option.

Subject to the provisions of the Plan, the Committee shall interpret the Plan and all Options and Restricted Stock granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Options or Restricted Stock granted under the Plan in the manner and to the extent that the Committee deems desirable to carry into effect the Plan or any Options or Restricted Stock. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority of the Committee at a meeting duly held for such purpose. Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan does not consist of two or more Non-Employee Directors, or if there shall be no such Committee, or if the Board otherwise determines to administer the Plan, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board, and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3; provided, however, that grants to the Company’s Chief Executive Officer or to any of the Company’s other four most highly compensated officers that are intended to qualify as performance-based compensation under Section 162(m) of the Code may only be granted by the Committee.

3.   Designation of Optionees and Grantees.

The persons eligible for participation in the Plan as recipients of Options (the “Optionees”) or Restricted Stock (the “Grantees” and together with Optionees, the “Participants”) shall include directors, officers and employees of, and consultants and advisors to, the Company or any Subsidiary; provided that Incentive Options may only be granted to employees of the Company and any Subsidiary. In selecting Participants, and in determining the number of shares to be covered by each Option or award of Restricted Stock granted to Participants, the Committee may consider any factors it deems relevant, including, without limitation, the office or position held by the Participant or the Participant’s relationship to the Company, the Participant’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Participant’s length of service, promotions and potential. A Participant who has been granted an Option or Restricted Stock hereunder may be granted an additional Option or Options, or Restricted Stock if the Committee shall so determine.

4.   Stock Reserved for the Plan.

Subject to adjustment as provided in Section 8 hereof, a total of 2,500,000 shares of the Company’s common stock, par value $0.001 per share (the “Stock”), shall be subject to the Plan. The maximum number of shares of Stock that may be subject to Options granted under the Plan to any individual in any calendar year shall not exceed 2,400,000 shares, and the method of counting such shares shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code, if qualification as performance-based compensation under Section 162(m) of the Code is intended. The shares of Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by any Subsidiary of the Company, and such number of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of Stock that may remain unissued and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan. Should any Option or award of Restricted Stock expire or be canceled prior to its exercise or vesting in full or should the number of shares of Stock to be delivered upon the exercise or vesting in full of an Option or award of Restricted Stock be reduced for any reason, the shares of Stock theretofore subject to such Option or Restricted Stock may be subject to future Options or Restricted Stock under the Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code where qualification as performance-based compensation under Section 162(m) of the Code is intended.

5.   Terms and Conditions of Options.

Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a) Option Price. The purchase price of each share of Stock purchasable under an Incentive Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Stock on the date the Option is granted; provided, however, that with respect to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Stock shall be at least 110% of the Fair Market Value per share of Stock on the date of grant. The purchase price of each share of Stock purchasable under a Nonqualified Option shall not be less than 100% of the Fair Market Value of such share of Stock on the date the Option is granted. The exercise price for each Option shall be subject to adjustment as provided in Section 8 below.

“Fair Market Value” means the closing price on the final trading day immediately prior to the grant date of the Stock on the principal securities exchange on which shares of Stock are listed (if the shares of Stock are so listed), or on the NASDAQ Stock Market or OTC Bulletin Board (if the shares of Stock are regularly quoted on the NASDAQ Stock Market or OTC Bulletin Board, as the case may be), or, if not so listed, the mean between the closing bid and asked prices of publicly traded shares of Stock in the over the counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code. Anything in this Section 5(a) to the contrary notwithstanding, in no event shall the purchase price of a share of Stock be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Stock are listed.

(b) Option Term. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after the date such Option is granted and in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option shall be exercisable more than five years after the date such Incentive Option is granted.

(c) Exercisability. Subject to Section 5(j) hereof, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant; provided, however, that in the absence of any Option vesting periods designated by the Committee at the time of grant, Options shall vest and become exercisable as to one-third of the total number of shares subject to the Option on each of the first, second and third anniversaries of the date of grant; and provided further that no Options shall be exercisable until such time as any vesting limitation required by Section 16 of the Exchange Act, and related rules, shall be satisfied if such limitation shall be required for continued validity of the exemption provided under Rule 16b-3(d)(3).

Upon the occurrence of a “Change in Control” (as hereinafter defined), the Committee may accelerate the vesting and exercisability of outstanding Options, in whole or in part, as determined by the Committee in its sole discretion. In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding Option shall terminate within a specified number of days after notice to the Optionee thereunder, and each such Optionee shall receive, with respect to each share of Company Stock subject to such Option, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Option; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion.

For purposes of the Plan, unless otherwise defined in an employment agreement between the Company and the relevant Optionee, a Change in Control shall be deemed to have occurred if:

(i) a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(ii) the Company shall be merged or consolidated with another corporation, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(iii) the Company shall sell substantially all of its assets to another corporation that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries and their affiliates; or

(iv) a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its Subsidiaries, and their affiliates.

Notwithstanding the foregoing, if Change of Control is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Change of Control shall have the meaning ascribed to it in such employment agreement.

For purposes of this Section 5(c), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act. In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; provided, however, that a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

(d) Method of Exercise. Options to the extent then exercisable may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the purchase price, in cash, or by check or such other instrument as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the Optionee (i) in the form of Stock owned by the Optionee (based on the Fair Market Value of the Stock which is not the subject of any pledge or security interest, (ii) in the form of shares of Stock withheld by the Company from the shares of Stock otherwise to be received with such withheld shares of Stock having a Fair Market Value equal to the exercise price of the Option, or (iii) by a combination of the foregoing, such Fair Market Value determined by applying the principles set forth in Section 5(a), provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price and except with respect to (ii) above, such method of payment will not cause a disqualifying disposition of all or a portion of the Stock received upon exercise of an Incentive Option. An Optionee shall have the right to dividends and other rights of a stockholder with respect to shares of Stock purchased upon exercise of an Option at such time as the Optionee (i) has given written notice of exercise and has paid in full for such shares, and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

(e) Non-transferability of Options. Options are not transferable and may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution. The Committee, in its sole discretion, may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the Optionee, (ii) a member of the Optionee’s immediate family (or a trust for his or her benefit) or (iii) pursuant to a domestic relations order. Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

(f) Termination by Death. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of death, the Option may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or until the expiration of the stated term of such Option as provided under the Plan, whichever period is shorter.

 (g) Termination by Reason of Disability. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of Disability (as defined below), then any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter. “Disability” shall mean an Optionee’s total and permanent disability; provided, that if Disability is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Disability shall have the meaning ascribed to it in such employment agreement.

(h) Termination by Reason of Retirement. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated term of such Option, whichever date is earlier; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter.

For purposes of this paragraph (h), “Normal Retirement” shall mean retirement from active employment with the Company or any Subsidiary on or after the normal retirement date specified in the applicable Company or Subsidiary pension plan or if no such pension plan, age 65, and “Early Retirement” shall mean retirement from active employment with the Company or any Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan, age 55.

(i) Other Terminations. Unless otherwise determined by the Committee upon grant, if any Optionee’s employment with or service to the Company or any Subsidiary is terminated by such Optionee for any reason other than death, Disability, Normal or Early Retirement or Good Reason (as defined below), the Option shall thereupon terminate, except that the portion of any Option that was exercisable on the date of such termination of employment or service may be exercised for the lesser of ninety (90) days after the date of termination (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the balance of such Option’s term, which ever period is shorter. The transfer of an Optionee from the employ of or service to the Company to the employ of or service to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan.

 In the event that the Optionee’s employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary for “cause” any unexercised portion of any Option shall immediately terminate in its entirety. For purposes hereof, unless otherwise defined in an employment agreement between the Company and the relevant Optionee, “Cause” shall exist upon a good-faith determination by the Board, following a hearing before the Board at which an Optionee was represented by counsel and given an opportunity to be heard, that such Optionee has been accused of fraud, dishonesty or act detrimental to the interests of the Company or any Subsidiary of Company or that such Optionee has been accused of or convicted of an act of willful and material embezzlement or fraud against the Company or of a felony under any state or federal statute; provided, however, that it is specifically understood that “Cause” shall not include any act of commission or omission in the good-faith exercise of such Optionee’s business judgment as a director, officer or employee of the Company, as the case may be, or upon the advice of counsel to the Company. Notwithstanding the foregoing, if Cause is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Cause shall have the meaning ascribed to it in such employment agreement.

In the event that an Optionee is removed as a director, officer or employee by the Company at any time other than for “Cause” or resigns as a director, officer or employee for “Good Reason” the Option granted to such Optionee may be exercised by the Optionee, to the extent the Option was exercisable on the date such Optionee ceases to be a director, officer or employee. Such Option may be exercised at any time within one (1) year after the date the Optionee ceases to be a director, officer or employee (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof), or the date on which the Option otherwise expires by its terms; which ever period is shorter, at which time the Option shall terminate; provided, however, if the Optionee dies before the Options terminate and are no longer exercisable, the terms and provisions of Section 5(f) shall control. For purposes of this Section 5(i), and unless otherwise defined in an employment agreement between the Company and the relevant Optionee, Good Reason shall exist upon the occurrence of the following:

(A)	the assignment to Optionee of any duties inconsistent with the position in the Company that Optionee held immediately prior to the assignment;

(B)

a Change of Control resulting in a significant adverse alteration in the status or conditions of Optionee’s participation with the Company or other nature of Optionee’s responsibilities from those in effect prior to such Change of Control, including any significant alteration in Optionee’s responsibilities immediately prior to such Change in Control; and

(C)	the failure by the Company to continue to provide Optionee with benefits substantially similar to those enjoyed by Optionee prior to such failure.

Notwithstanding the foregoing, if Good Reason is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Good Reason shall have the meaning ascribed to it in such employment agreement.

(j) Limit on Value of Incentive Option. The aggregate Fair Market Value, determined as of the date the Incentive Option is granted, of Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

6.   Terms and Conditions of Restricted Stock.

Restricted Stock may be granted under this Plan aside from, or in association with, any other award and shall be subject to the following conditions and shall contain such additional terms and conditions (including provisions relating to the acceleration of vesting of Restricted Stock upon a Change of Control), not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a) Grantee rights. A Grantee shall have no rights to an award of Restricted Stock unless and until Grantee accepts the award within the period prescribed by the Committee and, if the Committee shall deem desirable, makes payment to the Company in cash, or by check or such other instrument as may be acceptable to the Committee. After acceptance and issuance of a certificate or certificates, as provided for below, the Grantee shall have the rights of a stockholder with respect to Restricted Stock subject to the non-transferability and forfeiture restrictions described in Section 6(d) below.

(b) Issuance of Certificates. The Company shall issue in the Grantee’s name a certificate or certificates for the shares of Common Stock associated with the award promptly after the Grantee accepts such award.

(c) Delivery of Certificates. Unless otherwise provided, any certificate or certificates issued evidencing shares of Restricted Stock shall not be delivered to the Grantee until such shares are free of any restrictions specified by the Committee at the time of grant.

(d) Forfeitability, Non-transferability of Restricted Stock. Shares of Restricted Stock are forfeitable until the terms of the Restricted Stock grant have been satisfied. Shares of Restricted Stock are not transferable until the date on which the Committee has specified such restrictions have lapsed. Unless otherwise provided by the Committee at or after grant, distributions in the form of dividends or otherwise of additional shares or property in respect of shares of Restricted Stock shall be subject to the same restrictions as such shares of Restricted Stock.

(e) Change of Control. Upon the occurrence of a Change in Control as defined in Section 5(c), the Committee may accelerate the vesting of outstanding Restricted Stock, in whole or in part, as determined by the Committee, in its sole discretion.

(f) Termination of Employment. Unless otherwise determined by the Committee at or after grant, in the event the Grantee ceases to be an employee or otherwise associated with the Company for any other reason, all shares of Restricted Stock theretofore awarded to him which are still subject to restrictions shall be forfeited and the Company shall have the right to complete the blank stock power. The Committee may provide (on or after grant) that restrictions or forfeiture conditions relating to shares of Restricted Stock will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

7.   Term of Plan.

No Option or award of Restricted Stock shall be granted pursuant to the Plan on or after the date which is ten years from the effective date of the Plan, but Options and awards of Restricted Stock theretofore granted may extend beyond that date.

8.   Capital Change of the Company.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Stock, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number and option price of shares subject to outstanding Options granted under the Plan, to the end that after such event each Optionee’s proportionate interest shall be maintained (to the extent possible) as immediately before the occurrence of such event. The Committee shall, to the extent feasible, make such other adjustments as may be required under the tax laws so that any Incentive Options previously granted shall not be deemed modified within the meaning of Section 424(h) of the Code. Appropriate adjustments shall also be made in the case of outstanding Restricted Stock granted under the Plan.

The adjustments described above will be made only to the extent consistent with continued qualification of the Option under Section 422 of the Code (in the case of an Incentive Option) and Section 409A of the Code.

9.   Purchase for Investment/Conditions.

Unless the Options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the Company has determined that such registration is unnecessary, each person exercising or receiving Options or Restricted Stock under the Plan may be required by the Company to give a representation in writing that he is acquiring the securities for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Committee may impose any additional or further restrictions on awards of Options or Restricted Stock as shall be determined by the Committee at the time of award.

10.   Taxes.

(a) The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Options or Restricted Stock granted under the Plan with respect to the withholding of any taxes (including income or employment taxes) or any other tax matters.

(b) If any Grantee, in connection with the acquisition of Restricted Stock, makes the election permitted under Section 83(b) of the Code (that is, an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Grantee shall notify the Company of the election with the Internal Revenue Service pursuant to regulations issued under the authority of Code Section 83(b).

(c) If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days hereof.

11.   Effective Date of Plan.

The Plan shall be effective on July 28, 2008; provided, however, that if, and only if, certain options are intended to qualify as Incentive Stock Options, the Plan must subsequently be approved by majority vote of the Company’s stockholders no later than July 27, 2009, and further, that in the event certain Option grants hereunder are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code, the requirements as to stockholder approval set forth in Section 162(m) of the Code are satisfied.

12.   Amendment and Termination.

The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Participant under any Option or Restricted Stock theretofore granted without the Participant’s consent, and except that no amendment shall be made which, without the approval of the stockholders of the Company would:

(a) materially increase the number of shares that may be issued under the Plan, except as is provided in Section 8;

(b) materially increase the benefits accruing to the Participants under the Plan;

(c) materially modify the requirements as to eligibility for participation in the Plan;

(d) decrease the exercise price of an Incentive Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof or the exercise price of a Nonqualified Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof; or

(e) extend the term of any Option beyond that provided for in Section 5(b).

(f) except as otherwise provided in Sections 5(d) and 8 hereof, reduce the exercise price of outstanding Options or effect repricing through cancellations and re-grants of new Options.

Subject to the forgoing, the Committee may amend the terms of any Option theretofore granted, prospectively or retrospectively, but no such amendment shall impair the rights of any Optionee without the Optionee’s consent.

It is the intention of the Board that the Plan comply strictly with the provisions of Section 409A of the Code and Treasury Regulations and other Internal Revenue Service guidance promulgated thereunder (the “Section 409A Rules”) and the Committee shall exercise its discretion in granting awards hereunder (and the terms of such awards), accordingly. The Plan and any grant of an award hereunder may be amended from time to time (without, in the case of an award, the consent of the Participant) as may be necessary or appropriate to comply with the Section 409A Rules.

13.   Government Regulations.

The Plan, and the grant and exercise of Options or Restricted Stock hereunder, and the obligation of the Company to sell and deliver shares under such Options and Restricted Stock shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, national securities exchanges and interdealer quotation systems as may be required.

14.   General Provisions.

(a) Certificates. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities law, any stock exchange or interdealer quotation system upon which the Stock is then listed or traded and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

(b) Employment Matters. Neither the adoption of the Plan nor any grant or award under the Plan shall confer upon any Participant who is an employee of the Company or any Subsidiary any right to continued employment or, in the case of a Participant who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants or advisors at any time.

(c) Limitation of Liability. No member of the Committee, or any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

(d) Registration of Stock. Notwithstanding any other provision in the Plan, no Option may be exercised unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration in the United States. The Company shall not be under any obligation to register under applicable federal or state securities laws any Stock to be issued upon the exercise of an Option granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock subject to such Option, although the Company may in its sole discretion register such Stock at such time as the Company shall determine. If the Company chooses to comply with such an exemption from registration, the Stock issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Stock represented thereby, and the Committee may also give appropriate stop transfer instructions with respect to such Stock to the Company’s transfer agent.

15.   Non-Uniform Determinations.

The Committee’s determinations under the Plan, including, without limitation, (i) the determination of the Participants to receive awards, (ii) the form, amount and timing of such awards, (iii) the terms and provisions of such awards and (ii) the agreements evidencing the same, need not be uniform and may be made by it selectively among Participants who receive, or who are eligible to receive, awards under the Plan, whether or not such Participants are similarly situated.

16.   Governing Law.

The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY

CLEAR SKIES SOLAR, INC.

ANNUAL MEETING OF STOCKHOLDERS — MARCH 10, 2010

The undersigned stockholder of Clear Skies Solar, Inc. (the “Company”) hereby appoints Ezra J. Green and Arthur L. Goldberg and each of them as the attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated herein, all the shares of common stock of the Company standing in the name of the undersigned at the close of business on January 12, 2010 at the Annual Meeting of Stockholders of the Company to be held at 200 Old Country Road, Lower Level, Mineola, NY, 11501-4241, at 10:00 a.m., local time, on the 10th day of March, 2010, and at any and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting on the following matters.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ELECTION OF THE PROPOSED DIRECTORS AND FOR THE BELOW PROPOSALS UNLESS OTHERWISE INDICATED. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED BELOW.

(Continued, and to be marked, dated and signed, on the other side)

________________________________________________________________________________

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

____________________________________________________________________________________

PROXY BY MAIL

					Please mark boxes		☒
[*] or [X] in blue
or black ink.

1. Election of Directors.	FOR	WITHHOLD AUTHORITY	2.	Proposal to approve amendment to certificate of incorporation to increase authorized shares of common stock from 100,000,000 to 300,000,000	FOR	AGAINST	ABSTAIN

					☐	☐	☐

(To withhold authority to vote for an individual nominee, strike through the nominee’s name below)	☐	☐
			3.	Proposal to approve the Company’s 2009 Equity Incentive Plan and grants of 1,200,000 common stock purchase options thereunder	FOR	AGAINST	ABSTAIN

Ezra J. Green					☐	☐	☐
Pamela Newman
Gelvin Stevenson
			4.	Proposal to approve the Company’s 2008 Equity Incentive Plan and grants of 2,500,000 common stock purchase options thereunder	FOR	AGAINST	ABSTAIN
					☐	☐	☐

			5.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.	FOR	AGAINST	ABSTAIN

					☐	☐	☐

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature ___________________ Print Name ___________________ Signature ___________________ Print Name ___________________ DATED: ______ , 2010

SIGNATURE(S) should be exactly as name or names appear on this Proxy. If stock is held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

[Sign, date and return the Proxy Card promptly using the enclosed envelope.]

______________________________________________________________________________________________________